UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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AZZ incorporated

(Name of Registrant as Specified In Its Charter)

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AZZ incorporated

University Centre I, Suite 200

1300 South University Drive

Fort Worth, Texas 76107

June 6, 2005

Dear Shareholder:

The Board of Directors and Management cordially invite you to attend our Annual Meeting of Shareholders to be held at 10:00 a.m., local time, on Tuesday, July 12, 2005, at the City Club, President’s Room, D.R. Horton Tower, 301 Commerce, Fort Worth, Texas. The formal Notice of the Annual Meeting of Shareholders and Proxy Statement are attached. Please read them carefully.

It is important that your shares be voted at the meeting in accordance with your preference. Please complete the proxy card located in the envelope’s address window by indicating your vote on the issues presented and sign, date and return the proxy in the prepaid envelope provided. If you are able to attend the meeting and wish to vote in person, you may withdraw your proxy at that time.

Sincerely,

David H. Dingus

President and Chief Executive Officer

AZZ incorporated

University Centre I, Suite 200

1300 South University Drive

Fort Worth, Texas 76107

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held July 12, 2005

Our Annual Meeting of Shareholders will be held on Tuesday, July 12, 2005, at 10:00 a.m., local time, at the City Club, President’s Room, D.R. Horton Tower, 301 Commerce Street, Fort Worth, Texas for the following purposes:

(1)	to elect three directors to hold office, each for a term of three years;

(2)	to approve the AZZ incorporated 2005 Long-Term Incentive Plan;

(3)	to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending February 28, 2006; and

(4)	to transact any other business as may properly come before the Annual Meeting or any adjournment.

Only shareholders of record at the close of business on May 16, 2005 will be entitled to vote at the Annual Meeting. A copy of our Annual Report to Shareholders for the year ended February 28, 2005 is enclosed with this Notice and Proxy Statement, but it does not form a part of our soliciting material.

To ensure that your vote will be counted, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed prepaid envelope, whether or not you plan to attend the Annual Meeting. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the Annual Meeting.

By Order of the Board of Directors,

Dana Perry,

Secretary

June 6, 2005

Fort Worth, Texas

PLEASE PROMPTLY SUBMIT YOUR PROXY BY MAIL

WHETHER OR NOT YOU INTEND

TO BE PRESENT AT THE ANNUAL MEETING.

AZZ incorporated

University Centre I, Suite 200

1300 South University Drive

Fort Worth, Texas 76107

PROXY STATEMENT

For

ANNUAL MEETING OF SHAREHOLDERS

To Be Held July 12, 2005

The board of directors of AZZ incorporated is soliciting proxies for the 2005 Annual Meeting of Shareholders. You are receiving this proxy statement because you own shares of AZZ common stock that entitle you to vote at the meeting. By use of a proxy, you can vote on the matters to be decided at the meeting without actually attending the meeting in person. Simply complete, sign, date and return the enclosed proxy card in the envelope provided, and your shares will be voted at the meeting in accordance with your instructions. If no instructions are given on your proxy card with respect to a matter to be voted on, your shares will be voted in accordance with the recommendation of the board of directors contained in this proxy statement. Submitting your proxy by mail will not affect your right to attend the meeting and vote in person.

If you submit your proxy but later decide to change or revoke the instructions you provided, you may do so at any time before the proxies are voted at the meeting by notifying our corporate secretary in writing at University Centre I, Suite 200, 1300 South University Drive, Fort Worth, Texas 76107 that you wish to revoke your proxy, by delivering a subsequent proxy relating to the same shares, or by attending the Annual Meeting and voting in person. Please note, however, that attendance at the Annual Meeting will not, in and of itself, result in your proxy being revoked.

AZZ will begin sending this proxy statement and the enclosed proxy card to our shareholders on or about June 6, 2005.

ELECTION OF DIRECTORS

Our bylaws, as amended to date, provide that the board of directors will consist of twelve members, classified into three classes, each class consisting of four directors, the members of which will serve three-year staggered terms. We currently have ten directors, and there are two vacancies which will continue after the Annual Meeting. The three directors previously elected to serve until the 2006 Annual Meeting of Shareholders and the four directors previously elected to serve until the 2007 Annual Meeting of Shareholders will continue to serve out those terms.

The board of directors has nominated the three directors who were elected at the 2002 Annual Meeting of Shareholders and whose terms expire at this year’s Annual Meeting for election to another three year term expiring at the 2008 Annual Meeting. In order to be elected, a nominee for director must receive a plurality of the votes properly cast at the meeting in person or by proxy. Therefore, the three nominees who receive the most votes will be elected, provided that a quorum is present at the meeting.

Each of the nominees has consented to serve if elected. If for any unforeseen reason a nominee would be unable to serve if elected, the persons named in the accompanying proxy may exercise their discretion to vote for a substitute nominee selected by the board of directors. However, the board has no reason to anticipate that any of the nominees will not be able to serve, if elected. After the 2005 Annual Meeting, the board will continue to have one vacancy among the group of directors whose term expires at the 2006 Annual Meeting and one vacancy among the group of directors whose term expires at the 2008 Annual Meeting.

Nominees for Terms Continuing to 2008

Martin C. Bowen, 61, has been a director of AZZ since 1993. Mr. Bowen has been vice president and chief financial officer of Fine Line Inc., a privately held investment holding company, for over five years. Mr. Bowen is a director of Encore Acquisition Company, a publicly held company, engaged in the acquisition, development and production of oil and natural gas reserves.

Sam Rosen, 69, has been a director of AZZ since 1996. Mr. Rosen has been a partner in the law firm of Shannon, Gracey, Ratliff & Miller, L.L.P. since 1966, and is a director of GAINSCO, INC., a publicly held insurance holding company.

Kevern R. Joyce, 58, has been a director since 1997. Mr. Joyce has been senior advisor to Ztek Corporation since 2003. Mr. Joyce was president, chief executive officer and chairman of Texas New Mexico Power Company from 1994 to 2001, and senior advisor to that company until 2003.

Directors With Terms Expiring 2007

R. J. Schumacher, 76, has been a director of AZZ since 1986. He has been chairman and a director of Texland Petroleum, Inc., a privately held company engaged in oil and natural gas exploration and production, since 1998, and served as president, chief executive officer, and a director of that company from 1973 to 1998.

Dr. H. Kirk Downey, 62, has been a director of AZZ since 1992. Dr. Downey currently is an independent business consultant and investor. Dr. Downey served as professor of management, dean and associate provost for academic affairs at Texas Christian University from 1983 to 2000. Dr. Downey is also chairman and a member of the board of trustees of LKCM Funds, a publicly held family of mutual funds.

Daniel R. Feehan, 54, has been a director of AZZ since 2000. Mr. Feehan has served as president and chief executive officer of Cash America International, Inc., a publicly held provider of specialty financial services, since 2000. Prior to that, he served as president and chief operating officer of Cash America. Mr. Feehan is also a director of Cash America and RadioShack Corporation, a publicly held company in the retail consumer electronic goods and services business.

Robert H. Johnson, 80, rejoined AZZ’s Board in September of 2003. He previously served as a director from 1965 until the 2003 annual shareholders meeting, when he did not stand for re-election. Mr. Johnson is a financial consultant and a certified public accountant.

Directors With Terms Expiring 2006

David H. Dingus, 57, has been a director of AZZ since 1999. Mr. Dingus has served as AZZ’s president and chief executive officer since 2001, and served as president and chief operating officer from 1998 to 2001.

Dana L. Perry, 56, has been a director of AZZ since 1992. Mr. Perry has served as AZZ’s senior vice president of finance, chief financial officer and secretary since January, 2005, and, prior to that, served as vice president of finance, chief financial officer and assistant secretary.

Daniel E. Berce, 51, has been a director of AZZ since 2000. Mr. Berce has served as president of AmeriCredit Corp., a publicly held national automobile consumer finance company, since 2003, and served as vice chairman and chief financial officer of AmeriCredit prior to that. He serves on the board of directors of AmeriCredit, and Curative Health Services Inc., a publicly held provider of health care services.

The Board of Directors Recommends That You Vote “FOR” Each of the Nominees Listed Above Under the Heading “Nominees For Terms Continuing To 2008” For Terms Continuing Until the 2008 Annual Meeting.

MATTERS RELATING TO CORPORATE GOVERNANCE, BOARD STRUCTURE,

DIRECTOR COMPENSATION AND STOCK OWNERSHIP

Corporate Governance

The board of directors believes very strongly that good corporate governance is a prerequisite to achieving business success. The board of directors has adopted formal, written Corporate Governance Guidelines designed to strengthen our corporate governance. In 2003, the board amended those guidelines to meet new requirements of the U.S. Securities and Exchange Commission and the New York Stock Exchange. Among other things, the enhanced guidelines contain standards for determining whether a director is independent. The board also adopted a Code of Ethics applicable to all of our directors, officers and employees, and charters for each of the board’s committees. The nominating and corporate governance committee is responsible for overseeing and reviewing the Corporate Governance Guidelines and Code of Ethics at least annually, and recommending any proposed changes to the full board for its approval. The AZZ incorporated Corporate Governance Guidelines, Code of Ethics and charters for the audit, compensation and nominating and corporate governance committees are available on our web site at www.azz.com, under the heading Investor Relations—Corporate Governance.

Director Independence

It is our policy that the board of directors will at all times consist of a majority of independent directors. In addition, all members of the audit committee, compensation committee and nominating and corporate governance committee must be independent. To be considered independent, a director must satisfy the independence requirements established by the NYSE and the SEC. The board will consider and apply all facts and circumstances relating to a director in determining whether that director is independent. The board has determined that all of the current members of the board of directors are independent except for directors David H. Dingus and Dana L. Perry.

Directors’ Attendance at Board and Committee Meetings and at the Annual Meeting of Shareholders

Our board of directors met five times during fiscal year 2005. Each director attended at least 75% of the total number of board meetings and meetings of the board committee or committees on which he served during fiscal year 2005. Although we have no formal policy on the matter, all directors are encouraged to attend, and typically have attended, our Annual Meeting of Shareholders. Last year, nine of our ten directors attended our annual meeting.

Fees Paid to Directors

Each director who was not an AZZ employee received the following cash compensation for services to the board during fiscal year 2005:

•	a fee of $10,800;

•	$1,200 for each quarterly meeting of the board of directors he attended;

•	$400 for each special meeting of the board of directors he attended; and

•	$400 for each committee meeting he attended.

The chairman of each committee of the board of directors received additional cash compensation of $1,500 during fiscal 2005, and Director Downey received additional cash compensation of $60,000 for serving as independent chairman of our board of directors.

Under our 1999 Independent Director Share Ownership Plan, each independent director was granted 500 shares of common stock after each annual meeting of the shareholders after which he continued to serve as a director beginning with the 1999 Annual Meeting and continuing until the 2004 Annual Meeting, at which time the number of shares granted increased to 1,000. Under the plan, each newly elected independent director who has not previously served on the board of directors, whether elected by the board or the shareholders, is granted the number of shares the board deems appropriate, but not less than 1,000 shares of common stock, or if less, common stock having a value of $15,000. Grants under the plan terminate as to each independent director when a total of 5,000 shares have been granted to him. During his tenure on the board, each director is to retain a number of shares of common stock equal to at least one-half the number of shares granted pursuant to the plan. Additionally, stock appreciation rights (SAR’s) have been granted from time to time to our independent directors. During fiscal 2005, 2,310 SAR’s were granted to each non-management director.

Board Committees

There are three standing committees of the board of directors. They are the nominating and corporate governance committee, the audit committee and the compensation committee. A brief description of each committee’s function, the number of meetings held last fiscal year and the names of the directors who are members of the committees follows.

Nominating and Corporate Governance Committee. The nominating and corporate governance committee is responsible for considering and making recommendations to the board regarding nominees for election to the board and the membership of the various board committees. The committee was also responsible for establishing and is responsible for overseeing the AZZ incorporated Corporate Governance Guidelines and the AZZ incorporated Code of Ethics described earlier in this proxy statement, as well as the Director Nomination Process which is set forth below. The nominating and corporate governance committee met on seven occasions during the last fiscal year. Committee members are Directors Downey (chairman), Berce and Bowen.

Audit Committee. The audit committee provides assistance to the board in overseeing AZZ’s accounting, auditing, financial reporting and systems of internal controls regarding finance and accounting. As part of its duties, the audit committee is directly responsible for the appointment, compensation, retention and oversight of our independent auditors. The committee also reviews our quarterly and year-end financial statements. The audit committee held five meetings during the last fiscal year. Audit committee members are Directors Feehan (chairman), Schumacher and Johnson. The board of directors has determined that each member of the audit committee is an audit committee financial expert, as defined by the SEC, and has accounting or related financial management expertise within the meaning of NYSE listing standards.

Compensation Committee. The compensation committee establishes, amends and oversees AZZ’s incentive-based compensation plans and sets compensation for our chief executive officer, our other executive officers and other senior management. It also oversees the administration of other compensation and benefit plans and recommends to the board compensation of our directors and changes in or the establishment of compensation and benefit plans for our employees. The committee held four meetings during the last fiscal year. Compensation committee members are Directors Downey (chairman), Berce and Joyce.

Meetings of Independent Directors without Management Present

To empower our independent directors to serve as a more effective check on management, our independent directors meet at regularly scheduled executive sessions without members of AZZ’s management present. The independent directors met without management present four times last fiscal year. Executive Sessions ordinarily are held in conjunction with quarterly scheduled board meetings. Dr. Downey, as our independent chairman of the board, presides over these meetings.

Procedures for Communicating with Directors

The board of directors has established a process by which shareholders can send communications to board members. Shareholders can send written communications to one or more members of our board, addressed to:

Dr. H. Kirk Downey

Chairman, Nominating and Corporate Governance Committee

AZZ incorporated

University Centre 1, Suite 200

1300 South University Drive

Fort Worth, Texas 76107

Communications are distributed to the board or to the individual director or directors, as appropriate, depending on the subject matter and facts and circumstances outlined in the communication. Communications that are not related to the duties and responsibilities of the board will not be distributed, including:

•	spam;

•	junkmail and mass mailings;

•	product or service complaints;

•	product or service inquiries;

•	new product or service suggestions;

•	resumés and other forms of job inquiries;

•	surveys; and

•	business solicitations or advertisements.

In addition, we will not distribute unsuitable material to our directors, including material that is unduly hostile, threatening or illegal, although any communication that is filtered out is available to any independent director upon request.

Director Nomination Process

Board Member Qualification Criteria.

The nominating and corporate governance committee has adopted Board Member Qualification Criteria which set forth the attributes and qualifications considered by the committee in evaluating nominees for director. The primary qualities and characteristics the committee looks for in nominees for director are:

•	management and leadership experience;

•	relevant knowledge and diversity of background and experience; and

•	personal and professional ethics, integrity and professionalism.

The committee also believes that the board should be composed of individuals who have achieved a high level of distinction in business, law, education or public service and who possess one or more of the following specific qualities or skills:

•	financial expertise;

•	general knowledge of the galvanizing services and/or electrical and industrial products industry;

•	legal or accounting experience; and

•	CEO, CFO or other senior management experience.

Internal Process for Identifying Candidates.

Members of the nominating and corporate governance committee or other AZZ directors or executive officers may, from time to time, identify potential candidates for nomination to our board. All proposed nominees, including candidates recommended for nomination by shareholders in accordance with the procedures described below, will be evaluated in light of the Board Member Qualification Criteria and the projected needs of the board at the time. The committee may retain a search firm to assist in identifying potential candidates for nomination to the board of directors. The search firm’s responsibilities may include identifying and evaluating candidates believed to possess the qualities and characteristics set forth in the Board Member Qualification Criteria, as well as providing background information on potential nominees and interviewing and screening nominees if requested to do so by the committee.

Shareholder Recommendations for Directors

The committee will consider candidates recommended by shareholders for election to our board. A shareholder who wishes to recommend a candidate for evaluation by the committee should forward the candidate’s name, business or residence address, principal occupation or employment and a description of the candidate’s qualifications to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, AZZ incorporated, University Centre I, Suite 200, 1300 South University Drive, Fort Worth, Texas 76107.

In order for a candidate proposed by a shareholder to be considered by the committee for inclusion as a board nominee at the 2006 Annual Meeting, the candidate must meet the Board Member Qualification Criteria described above and must be expressly interested and willing to serve as an AZZ director. In addition, the corporate secretary must receive the request for consideration and all required information no later than 5:00 p.m., local time, on March 14, 2006. Proposals should be sent via registered, certified or express mail. The corporate secretary will send properly submitted shareholder recommendations to the chairman of the committee. Individuals recommended to the committee by shareholders in accordance with these procedures will be evaluated by the committee in the same manner as individuals who are recommended through other means.

Shareholder Nominations of Directors

Section 8 of Article III of our by-laws also permits a shareholder to propose a candidate at an annual meeting of shareholders who is not otherwise nominated by the board of directors through the process described above if the shareholder complies with the advance notice, information and consent provisions contained in the by-laws. To comply with the advance notice provision of the by-laws, a shareholder who wishes to nominate a director at the 2006 Annual Meeting must provide AZZ written notice no earlier than April 28, 2006 and no later than May 23, 2006. You may contact our corporate secretary to obtain the specific information that must be provided with the advance notice.

Nominees for Election at the 2005 Annual Meeting

No nominee for election to the board of directors at our 2005 Annual Meeting of Shareholders was submitted by shareholders or groups of shareholders owning more than 5% of our common stock.

Security Ownership of Management

The following table indicates the ownership on May 16, 2005, of AZZ’s common stock by each director and nominee, each executive officer named in the Summary Compensation Table, and all directors and executive officers as a group:

Name of Beneficial Owner	Number of Shares (1)		Percent of Voting Stock
Dana L. Perry	140,388	(2)	2.5%
David H. Dingus	123,559	(3)	2.2%
Kevern R. Joyce	38,055	(4)	*
Fred L. Wright	29,691	(5)	*
C. H. Watson	29,275	(6)	*
Sam Rosen	27,631	(7)	*
R. J. Schumacher	24,885	(8)	*
John V. Petro	20,102	(9)	*
Martin C. Bowen	17,600	(10)	*
Daniel E. Berce	12,500	(11)	*
Dr. H. Kirk Downey	7,600	(12)	*
Daniel R. Feehan	7,500	(13)	*
Robert H. Johnson	2,000		*
All Current Directors and Executive Officers as a Group	483,900		8%

*	Indicates ownership of less than 1%
(1)	Except as otherwise indicated, each person named in the table has sole investment and voting power with respect to all shares of common stock shown to be beneficially owned by such person. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. The percent of voting stock held is based upon 5,515,822 shares outstanding as of the record date, except for persons who hold options which may be exercised within 60 days of the record date. The percent of voting stock held is for persons who hold options which may be exercised within 60 days is based upon the same 5,515,822 shares outstanding on the record date plus the number of shares which may be acquired by that person by option exercisable within 60 days of the record date.
(2)	Includes 25,095 shares Mr. Perry has the right to acquire within sixty (60) days of May 16, 2005, pursuant to the exercise of stock options granted under AZZ’s 1998 Incentive Stock Option Plan and 2001 Long-term Incentive Plan and 133 shares of common stock held in AZZ’s defined contribution plan for the account of Mr. Perry as beneficiary.
(3)	Includes 99,559 shares Mr. Dingus has the right to acquire within sixty (60) days of May 16, 2005, pursuant to the exercise of stock options granted under AZZ’s 1998 Incentive Stock Option Plan and our 2001 Long-Term Incentive Plan.
(4)	Includes 14,500 shares Mr. Joyce has the right to acquire within sixty (60) days of May 16, 2005, pursuant to the exercise of stock options granted under AZZ’s 1991 Nonstatutory Stock Option Plan and 2001 Long-Term Incentive Plan.
(5)	Includes 27,275 shares Mr. Wright has the right to acquire within sixty (60) days of May 16, 2005, pursuant to the exercise of stock options granted under AZZ’s 2001 Long-Term Incentive Plan.
(6)	Includes 29,275 shares Mr. Watson has the right to acquire within sixty (60) days of May 16, 2005, pursuant to the exercise of stock options granted under AZZ’s 1998 Incentive Stock Option Plan and 2001 Long-Term Incentive Plan.
(7)	Includes 14,000 shares Mr. Rosen has the right to acquire within sixty (60) days of May 16, 2005, pursuant to the exercise of stock options granted under AZZ’s 1997 Nonstatutory Stock Option Plan and 2001 Long-Term Incentive Plan.
(8)	Includes 14,000 shares Mr. Schumacher has the right to acquire within sixty (60) days of May 16, 2005, pursuant to the exercise of stock options granted under AZZ’s 1997 Nonstatutory Stock Option Plan and 2001 Long-Term Incentive Plan.

(9)	Includes 20,102 shares Mr. Petro has the right to acquire within sixty (60) days of May 16, 2005, pursuant to the exercise of stock options granted under AZZ’s 2001 Long-Term Incentive Plan.
(10)	Includes 14,000 shares Mr. Bowen has the right to acquire within sixty (60) days of May 16, 2005, pursuant to the exercise of stock options granted under AZZ’s 1997 Nonstatutory Stock Option Plan and 2001 Long-Term Incentive Plan.
(11)	Includes 4,000 shares Mr. Berce has the right to acquire within sixty (60) days of May 16, 2005, pursuant to the exercise of stock options granted under AZZ’s 2001 Long-Term Incentive Plan.
(12)	Includes 4,000 shares Dr. Downey has the right to acquire within sixty (60) days of May 16, 2005, pursuant to the exercise of stock options granted under AZZ’s 2001 Long-Term Incentive Plan.
(13)	Includes 4,000 shares Mr. Feehan has the right to acquire within sixty (60) days of May 16, 2005, pursuant to the exercise of stock options granted under AZZ’s 2001 Long-Term Incentive Plan.

Security Ownership of Certain Beneficial Owners

The following table indicates the ownership by each person who is known by us to own beneficially as of May 16, 2005 five percent or more of our common stock:

Name and Address of Beneficial Owner	Shares Beneficially Owned		Percent of Class
David L. Babson & Company, Inc. One Memorial Drive Cambridge, Massachusetts 02141-1300	645,900	(1)	11.7%

FMR Corp. 82 Devonshire Street Boston, Massachusetts 02109,	534,300	(2)	9.7%

Tontine Capital Partnership, L.P. 55 Railroad Avenue 3rd Floor, Greenwich, CT, 06830	392,500	(3)	7.1%

Dimensional Fund Advisors Inc. 1299 Ocean Drive 11th Floor Santa Monica, CA 90401	333,532	(4)	6.1%

(1)	Based on information set forth in a Schedule 13G filed on January 20, 2005, these shares were reported to be beneficially owned by David L. Babson & Company, Inc., with sole dispositive power, of which David L. Babson and Company, Inc. has sole voting power over 694,000 shares and shared voting power over 5,300 shares.
(2)	Based on information set forth in a Schedule 13G filed on February 14, 2005, these shares were reported to be beneficially owned by FMR Corp., Edward D. Johnson, III and Abigail P. Johnson with FMR Corp. having the sole power to dispose or direct disposition of the shares.
(3)	Based on information set forth in a Schedule 13G filed on February 1, 2005, these shares were reported to be beneficially owned by Tontine Capital Partners, L.P. having the sole power to dispose or direct disposition of the shares.
(4)

Based on information set forth in a Schedule 13G filed on February 9, 2005, Dimensional Fund Advisors Inc., an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are referred to as the “funds.” In its role as investment advisor or manager, Dimensional possesses voting and/or investment power over the securities of the issuer described in the schedule 13G that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the issuer held by the Funds. Dimensional disclaims beneficial ownership of the securities. In addition, the Schedule 13G specifically provides that its filing should not be construed as an admission that the reporting person or any of its affiliates is the beneficial owner of any securities covered by this Schedule 13G for any purposes other than Section 13 (d) of the Securities Exchange Act of 1934.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC and the NYSE reports disclosing their ownership and changes in ownership of our common stock or other equity securities. Our officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners during the last fiscal year were observed.

EXECUTIVE COMPENSATION

The following table sets forth a summary of the compensation with respect to the past three fiscal years for services rendered in all capacities to AZZ and our subsidiaries by our chief executive officer and our four other most highly compensated executive officers.

Summary Compensation Table

	Annual Compensation				Long-Term Compensation
					Awards		Payouts
Name and Principal Position	Year Ending	Salary ($)	Bonus ($)	Other Annual Compensation ($)(10)	Restricted Stock Award(s) ($)	Options/ SARs (#)	Long-Term Incentive Payouts ($)	All Other Compensation ($)
D.H. Dingus, President and Chief Executive Officer	2005 2004 2003	360,500 350,000 350,000	209,090 77,428 124,473	— — —	— — —	30,700 57,860 38,365	— — —	6,611 3,668 5,367
D.L. Perry, Senior Vice President of Finance, Chief Financial Officer	2005 2004 2003	201,880 196,000 196,000	93,672 43,360 69,705	— — —	— — —	7,100 13,375 8,868	— — —	6,175 5,368 5,767
F. L. Wright, Jr. Senior Vice President Galvanizing Services	2005 2004 2003	183,000 178,000 178,000	114,924 70,002 116,351	— — —	— — —	6,740 17,596 8,428	— — —	4,996 3,903 5,140
J. V. Petro Vice President/ Electrical Products Group	2005 2004 2003	183,000 178,000 178,000	54,168 33,898 51,345	— — —	— — —	6,740 17,596 8,428	— — —	6,068 5,112 6,335
C. H. Watson Vice President of Sales/ Electrical Products Group	2005 2004 2003	161,250 150,000 150,000	39,184 30,258 43,193	— —	— —	6,740 17,596 8,428	— —	3,888 3,034 54,612

(1)	The dollar value of perquisites and other personal benefits for each of the named executive officers was less than the established reporting thresholds.
(2)	Represents stock options granted to the named executives in fiscal years 2003 and 2004. There were no options granted to the named executives during fiscal year 2005. In lieu of stock options, the compensation committee provided long-term incentive compensation in the form of stock appreciation rights during fiscal year 2005.
(3)	Represents the contribution made to the named executive’s account in AZZ’s Employee Benefit Plan and Trust, and includes reimbursed moving expenses of $48,000 for Mr. Watson in the year ending in 2003.

Employment Related Contracts, Severance and Change-in-Control Agreements.

AZZ has entered into employment agreements with our key executives, Messrs. Dingus and Perry. Each of the employment agreements is for a term of thirty-six months from March 1, 2001 and is automatically extended for additional one year periods on each anniversary of that date unless either party gives written notice to the other at least thirty days in advance of an anniversary date. Mr. Dingus’s employment agreement provides an annual base salary of $375,000, permits him to participate annually in an incentive bonus plan and originally provided long term incentive compensation in the form of annually granted options to purchase shares of our common stock having an aggregate value of $641,667 on the date of grant. Mr. Perry’s employment agreement provides an annual base salary of $210,000, permits him to participate annually in an incentive bonus plan and originally provided long term incentive compensation in the form of annually granted options to purchase shares of our common stock having an aggregate value of $148,333 on the date of grant. The stock options under both employment agreements vest twenty percent on the date of grant and twenty percent on each of the first four anniversaries of the date granted, and are exercisable over a term of ten years from the date of grant at the closing price of our common stock on the New York Stock Exchange on the date of grant. By agreements entered into in May of 2003, Messrs. Dingus, Perry and AZZ agreed to a revision of the stock option provisions of their employment agreements providing that in the future they may receive stock options grants under terms, if any, as our board deems appropriate. In lieu of stock options, the compensation committee provided long-term incentive compensation in the form of stock appreciation rights during fiscal year 2005. The employment agreements of Messrs. Dingus and Perry permit termination for cause with payment of salary accrued to the date of termination. In the event of termination without cause, both employment agreements require payment of an amount equal to base salary for a period from the date of termination to the end of the term of the employment agreement, but in any event for a period of at least twenty-four months, and payment of any amounts accrued under any employee plan.

All of the executives named in the Summary Compensation Table on page 10 of this Proxy Statement have entered into agreements with AZZ providing for payments to them following a “change in control” of AZZ. The agreements generally provide that any employment agreement shall terminate in the event of a change in control, no termination pay shall be due as a result of such contract termination, the executives will receive the payment called for by their change in control agreement, and their employment status after the change in control will be subject to negotiation between the executives and the board as it is constituted after the change in control.

Under the change in control agreements entered into by Messrs. Dingus and Perry, a payment equal to 2.99 times their “base amount” as that term is used in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended, will be made to them upon completion of a period of service by them in connection with the transition of control. That term will extend for a period of one year from the occurrence of a change in control or, if shorter, until the termination of their employment by reason of total disability, death, termination by AZZ for any reason other than for good cause or voluntary termination by the executive for good reason, as defined in the change in control agreements. Under the change in control agreements with the other named executives, those executives will receive, in the event of a change in control, a payment equal to two times their base salary if, within two years following a change in control, they are terminated by AZZ for reasons other than cause or if the executive terminates employment for good reason.

AZZ also has a cash incentive compensation program that is designed to encourage the named executives to contribute their best efforts and management skills in an effort to help us achieve our goals for the current fiscal year. Each participant in the plan is assigned one or more objective goals taken from AZZ’s budget for the current year. Our success in reaching those goals determines the size of the cash incentive bonus received by each participant. For Messrs. Dingus and Perry, whose responsibilities are company-wide, the primary factor in calculating the bonus is diluted earnings per share, but approximately 30% of the bonus is based on a subjective evaluation by the compensation committee of their individual performance during the year. The determining factors for Messrs. Wright, Watson, and Petro, whose responsibilities relate, in the case of Mr. Wright, to AZZ’s Galvanizing Service Segment and, in the case of Messrs. Watson and Petro, to the Electrical Products Groups of our Electrical and Industrial Products Segment, include not only diluted earnings per share but also revenue, operating income or return on assets for their respective segments. Bonuses under the management incentive compensation plan may not exceed 100% of base salary for Mr. Dingus, 80% of base salary for Messrs. Perry, Wright and Petro, and 60% of base salary for Mr. Watson. The maximum bonus is reached by the named executives by achieving an average performance level of 125% of their performance goals. The compensation committee has authority to increase or decrease the amount of the cash incentive bonus determined by the plan formula in order to recognize the effects on performance targets resulting from efforts to enhance either short term or long term shareholder value.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

The following table provides information with regard to stock appreciation rights granted during the fiscal year ended February 28, 2005 to the executives named in the Summary Compensation Table. There were no options granted to the named executives during fiscal 2005.

Name	Number of Securities Underlying Options/SARs Granted	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($ per share)	Market price on Grant Date ($ per share)	Expiration Date	Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)
						0%	5%	10%
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
D.H. Dingus	30,700	28.9%	15.45	16.50	4/7/2007	32,235	74,764	156,998
D.L. Perry	7,100	6.7%	15.45	16.50	4/7/2007	7,455	17,291	36,309
F.L. Wright	6,740	6.3%	15.45	16.50	4/7/2007	7,077	16,414	34,468
J.V. Petro	6,740	6.3%	15.45	16.50	4/7/2007	7,077	16,414	34,668
C.H. Watson	6,740	6.3%	15.45	16.50	4/7/2007	7,077	16,414	34,668

Aggregate Option Exercises in the Last Fiscal Year and Fiscal Year-End Option Values

The following table provides information relating to the exercise of stock options by the executive officers named in the Summary Compensation Table during the last fiscal year, and the number and value of exercisable and unexercisable stock options held by those officers at February 28, 2005.

Name	Shares Acquired on Exercise (#)	Value Realized(1)($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End(2)($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
D.H. Dingus	4,000	23,500	71,683	89,393	72,276	200,424
D.L. Perry	4,000	23,300	18,651	20,667	27,339	46,333
F.L. Wright, Jr.	0	0	20,075	22,664	54,685	87,091
J.V. Petro	3,519	27,167	14,337	21,229	54,685	87,091
C.H. Watson	0	0	20,075	22,664	54,685	87,091

(1)	Computed as the difference between the option exercise prices and the market price of the common stock at the date of exercise.
(2)	Computed as the difference between the option exercise prices and $16.20 (the closing price of the common stock at fiscal year-end).

Equity Compensation Plan Information

The following table sets forth certain information regarding our equity compensation plans as of February 28, 2005.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by shareholders (1)	684,089	(3)	$15.53	60,232	(2)
Equity compensation plans not approved by shareholders (3)	0		0	0

Total:	684,089		$15.53	60,232

(1)	Consists of the 2001 Long-Term Incentive Plan, the 1998 Incentive Stock Option Plan, the 1997 NonStatutory Stock Option Grants, and the 1991 Non Statutory Stock Option Plan. See Note 9, “Stock Options and Other Shareholder Matters” to our “Notes to Consolidated Financial Statements” for further information found on page 36.
(2)	Consists of shares remaining available for future issuance under the 2001 LongTerm Incentive Plan of 32,732 shares and the 1997 Non Statutory Stock Option Grants of 27,500 shares.
(3)	The average term of outstanding options is 5.2 years.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Our compensation committee is composed of Directors Downey (chairman), Berce and Joyce. Under the compensation committee charter, the compensation committee is delegated broad authority to determine the compensation and benefits paid AZZ’s key management personnel, including the executives named in the summary compensation table on page 10 of this proxy statement, and is directed to take into account during its deliberations the following goals:

•	provision of incentives and rewards that will attract and retain highly qualified and productive people;

•	motivation of employees to high levels of performance;

•	differentiation of individual pay based on performance;

•	consideration of external competition for management talent and internal equity among employees; and

•	alignment of company, employee and shareholder interests.

In order to meet these goals, the compensation committee strives to develop compensation packages for our executives made up of a balanced combination of base salary, annual incentive bonus and long term compensation. The compensation of our executive officers, including the employment agreements with our chief executive officer and chief financial officer, each address these forms of compensation. In setting executives’ compensation, our committee reviews the total remuneration that each respective officer potentially could receive over the next several years, under scenarios contemplating the executive’s continued employment or retirement during the period. Under its charter, the committee has the authority to engage an outside consulting firm to assist the committee in its evaluation of executives’ compensation, although it did not do so during fiscal year 2005.

Base Salary. Base salary is based primarily upon AZZ’s competitiveness in our industry segments, our profitability and the individual performance of the executive during that year. Our committee believes that the base salaries paid to the chief executive officer and other executives during fiscal year 2005 were both fair and reasonable.

Annual Incentive Compensation. The purpose of the annual cash incentive compensation plan for our executive officers is to encourage the executives to achieve predetermined objectives. While the incentive compensation payable to other executives was determined for fiscal 2005 based on attainment of quantitative goals within their business units, the incentive compensation of the chief executive officer and the chief financial officer was determined based in part on diluted earnings per share but also in part on a qualitative evaluation by the compensation committee of their individual performance. Target incentives are expressed as a percentage of the base salary of our executives and are competitive when compared to our peer group.

Long Term Incentive Compensation. The compensation packages of our executive officers include long term compensation in the form of stock appreciation rights. During fiscal year 2005, rights were granted under our Fiscal Year 2005 Stock Appreciation Rights Plan for Key Employees which are all settled in cash. Subject to accelerated vesting under certain limited circumstances described in the plan, rights granted under the plan during last fiscal year will vest upon the public release of AZZ’s financial results for fiscal year 2007. Each right has a base value equal to the average closing price of our common stock as listed on the New York Stock Exchange for the 90 day period following the end of fiscal year 2005. The provisions of the employment agreements for our chief executive officer and our chief financial officer relating to long term compensation have been amended through the mutual agreement of Messrs. Dingus and Perry and AZZ, and give AZZ broad discretion to determine the type and magnitude of long-term compensation payable to those executives. Awards of stock appreciation rights under the plan are designed with the intention of both promoting AZZ’s success and retaining the executive or employee by giving value to the executive or employee only when there is a corresponding increase in value to all shareholders. Our committee believes that the stock appreciation rights awarded to our executives during fiscal year 2005 were both fair and reasonable.

Change in Control Agreements. All of the executives named in the summary compensation table have change in control agreements with AZZ providing for payments to them in the event of a change in the control of our company.

Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a $1 million limit on the amount of compensation that will be deductible by AZZ for federal income tax purposes with respect to compensation paid to the chief executive officer and the four other most highly compensated executive officers. Performance based compensation that meets certain requirements are not subject to the deduction limit. The compensation committee monitors the impact of the Section 162(m) limit to assess alternatives for avoiding any loss of tax deductions. There was no such loss during fiscal 2005.

The committee believes that the relative amounts of CEO compensation and compensation paid to our other executives demonstrates internal pay equity and is reasonable and consistent with internal compensation differences in our peer group and reference labor market.

The compensation committee and the full board believe that attracting, retaining and motivating our employees, and particularly our senior management, are essential to the company’s performance. We will continue to administer and develop our compensation programs in a manner that we expect to advance shareholders’ interests and that engender shareholder support.

Compensation Committee:

Dr. H. Kirk Downey, Chairman

Kevern R. Joyce

Daniel E. Berce

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended February 28, 2005, the compensation committee was composed of Directors Downey (chairman), Joyce and Berce, none of whom is an employee of AZZ. No member of the committee served on the board of directors of any other company that either employs an executive who is a director of our company or includes on its board of directors another member of our board.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

During the fiscal year ended February 28, 2005, we did not enter into any transactions with any of our officers, directors or shareholders owning 5% or more of our common stock in which the amount involved exceeded $60,000. In addition, we are not currently planning to enter into any such transaction or series of similar transactions.

AUDIT COMMITTEE REPORT

The audit committee is composed of Directors Feehan (chairman), Schumacher and Johnson. The board has determined that all members are independent as that term is defined in the New York Stock Exchange listing standards and Section 10A(m)(3) of the Securities Exchange Act of 1934 and that all members qualify as an audit committee financial expert as defined in the SEC rules adopted under the Sarbanes-Oxley Act of 2002.

The audit committee has sole authority for the appointment and replacement of the independent auditor and is directly responsible for the compensation and oversight of the work of the independent auditor. The independent auditor reports directly to the audit committee. The audit committee reviews with the auditors the plan and scope of the annual audit. It reviews with management and the independent auditor the annual audited financial statements and recommends to the board whether they should be included in AZZ’s annual report. It similarly reviews quarterly financial reports and all earnings press releases. The audit committee also has general oversight of AZZ’s accounting, financial reporting and internal audit function. Management is responsible for the preparation, presentation and integrity of AZZ’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Ernst & Young LLP, our independent auditing firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with auditing standards generally accepted in the United States of America, commonly referred to as “GAAS”.

The audit committee members are not professional auditors, and their functions are not intended to duplicate or to certify the activities of management and Ernst & Young. The audit committee serves an oversight role, providing advice, counsel and direction to management and Ernst & Young on the basis of information it receives, discussions with management and Ernst & Young, and the experience of the audit committee’s members in business, financial and accounting matters.

The audit committee operates under a written charter, which was adopted in revised form by the board of directors on April 2, 2003. A copy of the full text of the charter is available on AZZ’s website at www.azz.com. The audit committee reviews and assesses the adequacy of its charter on an annual basis.

The audit committee has:

•	reviewed and discussed the audited consolidated financial statements with management;

•	discussed with Ernst & Young the matters, if any, required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, ALU § 380), as amended; and

•	received the written disclosures from Ernst & Young required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as amended.

Based on the review and discussions referred to in the preceding paragraph, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in AZZ’s Annual Report on Form 10-K for its fiscal year ended February 28, 2005.

Audit Committee:

Daniel R. Feehan, Chairman

R.J. Schumacher

Robert H. Johnson

Notwithstanding anything to the contrary set forth in any of AZZ’s previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the compensation committee report, the audit committee report, and the performance graph on page 17 shall not be incorporated by reference into any such filings.

STOCK PRICE PERFORMANCE GRAPH

The following graph illustrates the five-year cumulative total return on investments in AZZ incorporated, the CRSP Index for NYSE Stock Market (U.S. Companies) and the CRSP Index for NYSE Stocks (SIC 5000-5099 US Companies). These indices are prepared by the Center for Research in Security Prices of The University of Chicago Graduate School of Business. AZZ is listed on the New York Stock Exchange and is engaged in two industry segments. The shareholder return shown below is not necessarily indicative of future performance. Total return, as shown, assumes $100 invested on February 28, 2000, in shares of AZZ common stock and each index, all with cash dividends reinvested. The calculations exclude trading commissions and taxes.

Comparison of Five Year-Cumulative Total Returns

Value of $100 Invested on February 28, 2000

For Fiscal Year Ended on the Last Day of February

PROPOSAL TO APPROVE THE 2005 LONG-TERM INCENTIVE PLAN

On May 9, 2005, the board of directors approved AZZ’s 2005 Long-Term Incentive Plan to become effective on that date, subject to the approval of the shareholders within twelve months of the date of board approval. A copy of the plan is attached to this proxy statement as Appendix A. This summary of the plan is not intended to be complete, and you are encouraged to read the complete text of the plan prior to voting.

The purpose of the plan is to promote AZZ’s growth and general prosperity by enabling us to grant to our employees and directors awards of stock options, stock appreciation rights, restricted stock, stock unit awards and performance awards. The plan is designed to assist our company and its subsidiaries in attracting and retaining superior personnel for positions of substantial responsibility, to provide employees and directors with an additional incentive to contribute to the success of AZZ and to align employees’ and directors’ long-term financial interests with those of our other shareholders.

Available Shares

The maximum number of shares of common stock which may be issued under the plan (or with respect to which awards may be granted) is 250,000 shares. The maximum number of shares of common stock that may be granted to any one person during any calendar year is 100,000 shares. Shares issued under the plan may be either authorized and unissued shares of common stock or shares of common stock issued and later acquired by AZZ. Any shares of common stock subject to a stock option that are not issued prior to the time the award expires, or any restricted stock that is forfeited, will again be available for award under the plan.

Persons Eligible To Participate

All of our employees and directors are eligible to participate in the plan. Subject to the provisions of the plan, the compensation committee may grant awards in its sole discretion. Awards of incentive stock options, however, may be granted only to persons who are employees of AZZ or of an affiliate whose employees qualify, under federal income tax law, to receive incentive stock options.

Administration

The compensation committee has broad powers under the plan to, among other things, administer and interpret the plan, establish guidelines for the plan’s operation, select persons to whom awards are to be made under the plan, determine the types and sizes of awards to be granted under the plan and determine other terms and conditions of an award. In addition, except as the plan otherwise provides, the committee also has the power to waive restrictions or limitations on the exercisability of awards and to accelerate and extend existing awards. The compensation committee also has the power to modify or amend the terms of existing awards.

Types of Awards

The plan provides for the grant of any or all of the following types of awards:

•	stock options (including incentive stock options and nonqualified stock options);

•	stock appreciation rights;

•	restricted stock awards;

•	stock unit awards; and

•	performance awards.

Stock Options. Under the plan, the committee may grant awards in the form of options to purchase shares of common stock. Options may be in the form of incentive stock options or nonqualified stock options. The committee will, with regard to each stock option, determine the number of shares subject to the option, the term of the option (which, for both incentive and nonqualified stock options, may not exceed ten years), the exercise price per share of stock subject to the option (which, for both incentive and nonqualified stock options, must not be less than the fair market value of the shares of common stock at the time of grant), the vesting schedule (which will be over a four year term, unless the committee determines otherwise), and the other material terms of the option. Any option granted in the form of an incentive stock option must satisfy the applicable requirements of Section 422 of the Internal Revenue Code of 1986, as amended.

The option price upon exercise shall be paid by the optionee, as the committee may in each case determine:

•	in cash;

•	by certified or cashier’s check;

•	in shares of our common stock held for at least six months;

•	by delivery of a copy of irrevocable instructions from the optionee to a broker or dealer, reasonably acceptable to the committee, to sell shares of common stock purchased upon exercise of the option or to pledge them as collateral for a loan from a third party and promptly to deliver to AZZ the amount of sale or loan proceeds necessary to pay such purchase price; or

•	in any other form of valid consideration permitted by the committee in its discretion.

Restricted Stock Awards. The plan authorizes the committee to grant awards in the form of restricted shares of AZZ common stock. The awards may be in amounts and subject to terms and conditions the committee may determine, provided that the shares will be restricted for a period of not more than ten years. During this period, the sale, assignment, transfer, pledge or other encumbrance of the shares is restricted, and the shares are subject to forfeiture to AZZ in the event the awardee ends his position as an employee or director of AZZ or one of our subsidiaries before the period of restriction expires. However, if an awardee’s employment or service ends due to his death, permanent disability or retirement, or termination without cause, or constructive termination after a change in control (as defined in the plan), his shares are not forfeited.

Stock Appreciation Rights. The plan also authorizes the committee to grant awards in the form of stock appreciation rights. A stock appreciation right represents the right to receive payment in cash, AZZ common stock or a combination of cash and common stock in an amount equal to the excess of the fair market value (as defined in the plan) of a specified number of shares of our common stock at the time the right is exercised over the exercise price of such right at the time it was granted (which may not be less than 100% of the fair market value (as defined in the plan) of the same number of share of our common stock at the time the right was granted). The committee has the authority to designate the terms and conditions of stock appreciation rights granted under the plan, which terms may differ from one grant to another, although rights may not expire more than ten years from the date of grant. All AZZ employees and directors are eligible to receive stock appreciation rights, and, as a condition to receiving an award, each awardee must enter a written stock appreciation rights agreement with our company.

Stock Unit Awards. The committee may also grant stock unit awards under the plan. Awards of stock units are denominated in shares of common stock, but may be paid either in shares of common stock or cash, as the committee determines. The committee has the authority to designate the terms and conditions of stock unit awards granted under the plan, which terms may differ from one grant to another, although awards may not expire more than ten years from the date of grant. All AZZ employees and directors are eligible to receive these awards, and, as a condition to receiving an award, each awardee must enter a written stock unit award agreement with our company.

Performance Awards. The plan also authorizes the committee to grant performance awards. These awards are divided into two categories:

•	performance shares, which include the right to receive shares of our common stock, restricted stock or cash of equal value (or any combination of these as determined by the committee); and/or

•	performance units, which include the right to receive a fixed cash payment, shares of our common stock or restricted stock (or any combination of these as determined by the committee).

The committee can grant performance awards for no cash consideration or for any other consideration required by law or specified at the time of the grant. Each performance award will have its own terms and conditions (determined and modified at the committee’s discretion), which can include provisions establishing the performance period, the performance criteria to be achieved during a performance period and the maximum and minimum settlement values. These awards may be valued according to the fair market value of our shares or any method chosen by the committee. Performance awards may be paid in cash, shares of our common stock (including restricted stock) and/or other consideration. Achievement of the performance objective can constitute consideration as well. These awards may be paid in a single payment or in installments and can be paid at a specified date or upon attaining the performance objective, all at the committee’s discretion. All AZZ employees and directors are eligible to receive these awards, and, as a condition to receiving an award, each awardee must enter a written performance award agreement with our company.

Termination of Awards

Awards of options granted under the plan may terminate early upon the death, disability, or termination of awardee’s employment. If an awardee’s employment is terminated for cause, the awardee’s awards (other than restricted stock that has already vested) will automatically expire on the termination date.

Compliance With Securities Laws

No awards may be granted under the plan unless we comply with applicable securities laws and list our shares of common stock granted by awards with the New York Stock Exchange. With regard to any shares that we grant under the plan through options or restricted stock, AZZ management plans to register these shares under the federal securities laws and list them with the New York Stock Exchange.

Transferability

Awards granted under the plan (other than restricted stock that has fully vested) cannot be transferred except by will or the laws of descent and distribution, or with respect to nonqualified stock options, by the terms of a qualified domestic relations order. Incentive stock options awarded under the plan may be exercised during the life of an optionee only by the optionee or his legally authorized representative. The committee, in its discretion, may permit nonqualified stock options to be transferred to members of the awardee’s immediate family, trusts for the benefit of immediate family members, and partnerships in which immediate family members are the only partners, but only if there is no consideration for the transfer.

Acceleration of Awards

The committee may accelerate the exercisability or other vesting of any award at any time. Awards granted under the plan will vest in full immediately if AZZ experiences an actual or a threatened change in control (as determined by the committee in its sole discretion).

Term

The plan terminates on May 9, 2015. No award will be granted under the plan after that date.

Summary of Certain Material Federal Income Tax Consequences of Awards

The following is a limited discussion of certain of the material federal income tax consequences of awards under the plan. No attempt has been made to comment on all relevant tax matters related to the plan nor those dependent upon the particular circumstances of a recipient of an award. The summary is based on current provisions of the Internal Revenue Code of 1986, as amended, regulations thereunder, administrative rulings and court decisions, all of which are subject to change (possibly retroactively). The summary does not address state, local, or foreign income tax considerations, federal income tax considerations of non-U.S. persons or federal gift and estate considerations.

Incentive Stock Options. AZZ generally will not be entitled to a compensation deduction for federal income tax purposes with respect to the grant or exercise of an incentive stock option or upon the disposition of common stock received upon exercise of an incentive stock option. No taxable income will generally be realized by an optionee upon the grant or exercise of an incentive stock option (other than alternative minimum tax consequences, if any), and an optionee will generally recognize long-term or short-term capital gain upon disposition of common stock received upon exercise of an incentive stock option, depending upon the length of time the optionee has held the common stock before disposition. If, however, an optionee disposes of common stock acquired upon exercise of an incentive stock option when the shares have not been held by the optionee for more than one year after their issuance and two years after the date of grant of the incentive stock option, the optionee will realize ordinary income and AZZ will be entitled to a compensation deduction, subject to certain limitations, with respect to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option exercise price and (ii) the excess of the amount realized on the disposition of the shares and the optionee’s adjusted basis in the shares. Certain special rules apply if an incentive stock option is exercised by tendering our stock.

Nonqualified Stock Options. AZZ will generally be entitled to a compensation deduction with respect to nonqualified stock options granted under the plan upon their exercise and in an amount equal to the excess of the fair market value of the common stock issued upon exercise over the exercise price if any. Such excess will generally constitute ordinary compensation income to the optionee for the year of exercise. Any appreciation or depreciation in the fair market value of those shares after the exercise date of the option will generally result in capital gain or loss to the option holder at the time he or she disposes of those shares, subject to short-term or long-term characterization depending on the holding period of the shares.

Restricted Stock Grants. AZZ will generally be entitled to a compensation deduction with respect to restricted stock grants under the plan when the shares are “substantially vested” and in an amount equal to any excess of the fair market value of the shares at the time of vesting over any amounts paid for the shares. Such excess will generally constitute ordinary compensation income to the holder for the year in which the shares become “substantially vested.” The shares will become “substantially vested” as of the first date (the “vesting date”) the holder’s interest in the shares is no longer subject to a substantial risk of forfeiture or such shares are transferable free of any substantial risk of forfeiture. Dividends paid with respect to restricted stock prior to the lapse of restrictions applicable to such stock will be taxable as compensation income. A holder may, however, elect, pursuant to Section 83(b) of the Code, to report any excess of the fair market value of the shares on the date of grant over the amount paid, if any, for the shares as ordinary income for the taxable year of the grant. If such an election is made, dividends will not be treated as compensation income but rather as dividend income. In such case, AZZ’s corresponding deduction is limited to such amount and required to be taken only in the taxable year of the grant. To be effective, the Section 83(b) election must be filed with the Internal Revenue Service within 30 days after the date the shares are transferred to the holder.

Stock Appreciation Rights, Stock Unit Awards and Performance Awards. The Company will generally be entitled to a compensation deduction with respect to SARS, Stock Unit Awards and Performance Awards granted under the Plan in an amount equal to the fair market value of the cash, shares or other property delivered at exercise, receipt or vesting and which amount shall be treated as ordinary income to the holder at such time (less any amount paid for the award). See the discussion of Section 162(m) of the Code below.

Code Section 162(m). Notwithstanding the foregoing, Section 162(m) of the Code denies AZZ a deduction with respect to the aggregate compensation of certain covered employees to the extent a covered employee’s aggregate compensation for any taxable year exceeds $1,000,000. Covered employees include AZZ’s chief executive officer and its four other highest compensated officers for the applicable taxable year. Compensation resulting from the grant, exercise or disposition of awards is potentially subject to the Code Section 162(m) limitation. Certain “qualified performance based compensation” (“QPBC”) is excepted from the Section 162(m) limitation, however. Incentive stock options granted under the plan should qualify for the QPBC exception. Additionally, nonqualified stock options, SARS, and Performance Awards granted under the plan should so qualify, since their exercise prices are required by the plan to be at least equal to the fair market value of the underlying common stock on the date of grant. Restricted Stock Grants and Stock Unit Awards that may be subject to the attainment of performance measures but that do not meet the requirements of Section 162(m) of the Code will not qualify as QPBC and, in such event, would be subject to Section 162(m) deduction restrictions. When applicable, AZZ presently intends to use its best efforts to limit awards to those qualifying for the QPBC exception. Nevertheless, AZZ may issue awards that do not so qualify. In such case, all or part of the compensation deduction otherwise available to AZZ will be denied and AZZ’s after-tax cost of the Award will increase.

Internal Revenue Code Section 409A. Section 409A of the Code imposes new constraints on nonqualified deferred compensation, and some awards under the 2005 Long-Term Incentive Plan may be subject to these new rules. Failure to comply with the new rules under Section 409A may result in the early taxation of deferred compensation and the imposition of a 20% penalty. Notwithstanding anything in the 2005 Long-Term Incentive Plan to the contrary, if any provision or award under the plan would result in the imposition of an applicable tax under Section 409A and related regulations and pronouncements, that plan provision or award may be reformed to avoid imposition of the applicable tax and no action taken to comply with Section 409A shall be deemed to adversely affect the participant’s rights to an award.

Shareholder Approval

The plan is subject to shareholder approval at the 2005 Annual Shareholders’ Meeting. Without this shareholder approval, the plan and any awards made under the plan will be void and of no force or effect. The affirmative vote of the holders of a majority of the total number of shares voting “FOR” or “AGAINST” the plan at the meeting, assuming a quorum is present, is required for approval of the plan.

The Board of Directors Recommends That Shareholders Vote “FOR” the Approval of AZZ’s 2005 Long-Term Incentive Plan.

PROPOSAL TO RATIFY APPOINTMENT OF AUDITORS

The audit committee has selected the firm of Ernst & Young LLP to be AZZ’s independent auditors for the fiscal year ending February 28, 2006. This firm of certified public accountants or its predecessor has acted as our independent auditors since 1976. Neither AZZ nor any of our officers or directors has any interest in Ernst & Young.

The audit committee has the responsibility for selecting our independent auditors, and shareholders ratification is not required. However, the selection is being submitted for ratification at the annual meeting with a view toward soliciting the opinion of the shareholders, which the audit committee will take into consideration in future deliberations. If the selection of Ernst & Young as our independent auditors is not ratified at the Annual Meeting, the audit committee will consider the engagement of other independent auditors, but will not be obligated to make a change. The audit committee may terminate the engagement of Ernst & Young as our independent auditors without the approval of the shareholders whenever the audit committee determines that terminating them is necessary or appropriate.

Representatives of Ernst & Young attend all meetings of the audit committee. The audit committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and AZZ that might bear on the auditor’s independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The audit committee discussed with the auditors any relationships that may have an impact on their objectivity and independence and satisfied itself as to the auditor’s independence. The audit committee reviews and proposes audit and non-audit services to be performed by Ernst & Young and approves the fees charged by Ernst & Young for those services. In its review of non-audit service fees, the audit committee considers, among other things, the possible effect of the performance of such services on the auditor’s independence.

A representative of Ernst & Young is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

The Board of Directors Recommends That Shareholders Vote “FOR” the Ratification of the Appointment of Ernst & Young LLP.

OTHER BUSINESS

We do not plan to act on any matters at the meeting other than those described in this proxy statement. If any other business should properly come before the meeting, the persons named in the proxy will vote in accordance with their best judgment.

Relationship with Independent Auditors

Pursuant to its amended charter, the audit committee is directly responsible for the appointment, compensation, retention and oversight of our independent auditors. The audit committee appointed Ernst & Young LLP as our auditors for fiscal year 2005. A representative of Ernst & Young is expected to be present at the Annual Meeting of Shareholders and will be given the opportunity to make a statement if he or she so desires and to respond to appropriate questions from shareholders.

Independent Auditor Fees

The following table presents fees incurred for professional services rendered by Ernst & Young LLP, our independent auditors, for fiscal years ended February 28, 2005 and February 29, 2004.

	February 28, 2005	February 29, 2004
Audit Fees (1)	$159,000	$143,381
Audit-Related Fees (2)	35,000	7,500
Tax Fees (3)	122,493	153,086

Total Fees	$316,493	$303,967

(1)	Includes fees for services related to the annual audit of the consolidated financial statements, required statutory audits, and reviews of our quarterly reports on Form 10-Q.
(2)	Includes fees for services related to assistance with Section 404 internal control reporting requirements.
(3)	Includes fees for services related to tax compliance, tax advice and tax planning.

Pre-approval of Nonaudit Fees

The audit committee has adopted a policy that requires advance approval of all audit, audit-related, tax and other services performed by the independent auditor. The policy provides for pre-approval by the audit committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the audit committee must approve the permitted service before the independent auditor is engaged to perform it. The audit committee has delegated to the chairman of the audit committee authority to approve permitted services where the fees for the engagement do not exceed $25,000, provided that the chairman reports any decisions to the committee at its next scheduled meeting.

Shareholder Proposals for 2006 Annual Meeting

To be included in the proxy statement relating to the 2006 Annual Meeting of Shareholders, shareholder proposals must be received by our secretary no later than 5:00 p.m., local time, February 1, 2006.

In order to bring a matter before the 2006 Annual Meeting of Shareholders that is not contained in the proxy statement, including the nomination of an individual for election as a director, a shareholder must comply with the advance notice provisions of our by-laws. Our by-laws require that we receive notice of the matter no earlier than April 28, 2006, and no later than May 23, 2006. You may contact our secretary to find out what specific information regarding the matter must be included with the advance notice.

Proxy Solicitation

We will pay all costs associated with the solicitation, including Mellon’s fees, which we expect to be $5,000 or less, and all mailing and delivery expenses. In addition to solicitations by mail, our officers and employees may solicit proxies personally and by telephone or other means, for which they will receive no compensation in addition to their normal compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of stock held of record by such persons, and we will reimburse them for their reasonable out-of-pocket and clerical expenses.

Voting Securities

Shareholders of record on May 16, 2005 will be entitled to vote at the meeting. On that date, 5,515,822 shares of our common stock were outstanding and entitled to vote at the meeting. Each share of common stock entitles the holder to one vote on each matter voted on at the meeting. An abstention will not be counted as voting for a matter, and, therefore, will have the same effect as a vote against the matter. Votes withheld, including broker non-votes, will not be counted as a vote either for or against the matter.

Quorum

Shareholders representing a majority of the shares of our common stock outstanding as of May 16, 2005 must be present at the Annual Meeting in order to conduct business at the meeting.

YOUR VOTE IS IMPORTANT

You are encouraged to let us know your preference by completing and returning the enclosed proxy card.

Dana L. Perry

Corporate Secretary

June 6, 2005

EXHIBIT A

AZZ incorporated

2005 LONG-TERM INCENTIVE PLAN

ARTICLE I

THE PLAN

1.1 Name. This Plan shall be known as the “AZZ incorporated 2005 Long-Term Incentive Plan.” Capitalized terms used herein are defined in Article IX hereof.

1.2 Purpose. The purpose of the Plan is to promote the growth and general prosperity of the Company by permitting the Company to award to its Employees and Directors shares of Common Stock of the Company and options to purchase Common Stock in the form of Incentive Stock Options, Non-qualified Stock Options, Performance Awards, Restricted Stock, Stock Appreciation Rights and Stock Unit Awards. The Plan is designed to help the Company and its Affiliates attract and retain superior personnel for positions of substantial responsibility, to provide Employees and Directors with an additional incentive to contribute to the long-term performance and success of the Company and to align Employees’ and Directors’ long-term financial interests with those of the Company’s stockholders. The Company intends that Incentive Stock Options granted pursuant to Article III shall qualify as “incentive stock options” within the meaning of Section 422 of the Code.

1.3 Effective Date. The Plan shall become effective upon the Effective Date; provided, however, that if the shareholders of the Company have not approved the Plan by the date that is twelve months after the Effective Date, the Plan and all grants made under the Plan shall be void and of no force or effect.

1.4 Eligibility to Participate. Any Employee or Director shall be eligible to participate in the Plan. Subject to the following provisions, the Committee may make Awards in accordance with such determinations as the Committee from time to time in its sole discretion shall make; provided, however, that Incentive Stock Options may be granted only to persons who are Employees.

1.5 Shares Subject to the Plan. The shares of Common Stock to be issued pursuant to the Plan shall be either authorized and unissued shares of Common Stock or shares of Common Stock issued and thereafter acquired by the Company in open market transactions or otherwise.

1.6 Maximum Number of Plan Shares. Subject to adjustment pursuant to the provisions of Section 9.2, and subject to any additional restrictions elsewhere in the Plan, the maximum aggregate number of shares of Common Stock that may be issued and sold hereunder shall not exceed 250,000 shares, and the maximum aggregate number of Plan Shares with respect to which Awards may be granted to any person during any calendar year shall not exceed 100,000 shares.

1.7 Shares Granted Under Plan. Plan Shares with respect to which an Option or Stock Appreciation Right has been exercised or Restricted Stock or Stock Unit Awards have vested and Plan Shares which have been issued in connection with Performance Awards shall not again be available for grant hereunder. If Options or Stock Appreciation Rights terminate for any reason without being wholly exercised, if Restricted Stock or Stock Unit Awards are forfeited prior to vesting or if Plan Shares are not issued under Performance Awards, the number of Plan Shares underlying such Award shall not count towards the maximum aggregate number of Plan Shares that may be issued under the Plan as set forth in Section 1.6, and new Awards may be granted hereunder covering the number of Plan Shares to which such termination, forfeiture or lapse relates. Notwithstanding the foregoing, to the extent required for Awards intended to constitute “qualified performance-based compensation” under Code Section 162(m) to satisfy the requirements for deductibility under Code Section 162(m), Plan Shares subject to an Option or Stock Appreciation Right that is cancelled shall not again be available under the Plan for purposes of Section 1.6 and such other purposes, if any, as are required to satisfy such requirements under Code Section 162(m).

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1.8 Conditions Precedent. The Company shall not issue any certificate for Plan Shares pursuant to the Plan prior to fulfillment of all of the following conditions:

(a) the admission of the Plan Shares to listing on all stock exchanges on which the Common Stock is then listed, unless the Committee determines in its sole discretion that such listing is neither necessary nor advisable;

(b) the completion of any registration or other qualification of the offer or sale of the Plan Shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the Committee shall in its sole discretion deem necessary or advisable; and

(c) the obtaining of any approval or other clearance from any federal or state governmental agency that the Committee shall in its sole discretion determine to be necessary or advisable.

1.9 Reservation of Shares of Common Stock. During the term of the Plan, the Company shall at all times reserve and keep available such number of shares of Common Stock as shall be necessary to satisfy the requirements of the Plan as to the number of Plan Shares. In addition, the Company shall from time to time, as is necessary to accomplish the purposes of the Plan, seek or obtain from any regulatory agency having jurisdiction any requisite authority that is necessary to issue Plan Shares hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance of any Plan Shares shall relieve the Company of any liability in respect of the nonissuance of Plan Shares as to which the requisite authority shall not have been obtained.

1.10 Tax Withholding and Reporting.

(a) Condition Precedent. The issuance of Plan Shares pursuant to the exercise of any Option or Stock Appreciation Right or in connection with a Performance Award, and the vesting of any Restricted Stock or Stock Unit Award, is subject to the condition that if at any time the Committee shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state, or local law is necessary or desirable as a condition of, or in connection with such issuance, vesting or payment, then the issuance, vesting or payment shall not be effected unless the withholding shall have been effected or obtained in a manner acceptable to the Committee.

(b) Manner of Satisfying Withholding Obligation. When the Committee requires an Awardee to pay to the Company an amount required to be withheld under applicable income tax laws in connection with paragraph (a) above, such payment shall be made, as the Committee may in each case in its discretion determine, (i) in cash, (ii) by check, (iii) by delivery to the Company of shares of Common Stock already owned by the Awardee having a Fair Market Value on the Tax Date equal to the amount required to be withheld, (iv) through the withholding by the Company (“Company Withholding”) of a portion (but no more than the portion as so calculated) of the Plan Shares acquired upon the exercise of an Option or Stock Appreciation Right having a Fair Market Value on the Tax Date equal to the amount required to be withheld, or (v) in any other form of valid consideration permitted by the Committee in its discretion.

(c) Notice of Disposition of Stock Acquired Pursuant to Incentive Stock Options. The Company may require as a condition to the issuance of Plan Shares covered by any Incentive Stock Option that the party exercising the Option give a written representation to the Company, satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he shall report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(l) of the Code. If and to the extent the realization of income in such a disposition imposes upon the Company federal, state, or local withholding tax requirements or any such withholding is required to secure for the Company an otherwise available tax deduction, the Company shall have the right to require that the recipient remit to the Company an amount sufficient to satisfy those requirements; and the Company may require as a condition to the issuance of Plan Shares covered by an Incentive Stock Option that the party exercising such Option give a satisfactory written representation promising to make such a remittance.

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(d) Tax Reporting. The Company shall file, and shall furnish the Awardee a copy of, all federal, state, and local tax information returns that it deems to be required in connection with the grant, exercise, or vesting of any Award.

1.11 Exercise of Options.

(a) Method of Exercise. Each Option shall be exercisable in accordance with the terms of the Option Agreement pursuant to which the Option was granted. No Option may be exercised for a fraction of a Plan Share.

(b) Payment of Purchase Price. The purchase price of any Plan Shares purchased pursuant to an Option shall be paid at the time of exercise of the Option, as the Committee may in each case in its discretion determine, (i) in cash, (ii) by certified or cashier’s check, (iii) in shares of Common Stock held for at least six months, (iv) by delivery of a copy of irrevocable instructions from the Optionee to a broker or dealer, reasonably acceptable to the Company, to sell certain of the Plan Shares purchased upon exercise of the Option or to pledge them as collateral for a loan and promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price or (v) in any other form of valid consideration permitted by the Committee in its discretion. If any portion of the purchase price or a note given at the time of exercise is paid in shares of Common Stock, those shares shall be valued at their then Fair Market Value.

1.12 Acceleration in Certain Events. The Committee may accelerate the exercisability or other vesting of any Award in whole or in part at any time. Notwithstanding the provisions of any Award Agreement, the following provisions shall apply:

(a) Mergers, Consolidation, Etc. In the event that the Company, pursuant to action by the Board, at any time enters an agreement whereby the Company will merge into, consolidate with, or sell or otherwise transfer all or substantially all of its assets to another corporation or other entity and provision is not made pursuant to the terms of such transaction for the assumption by the surviving, resulting, or acquiring corporation or other entity of outstanding Awards, or for the substitution of new Awards with substantially equivalent benefit therefor, each outstanding Award shall become fully (100 percent) vested upon approval of the merger or consolidation by the shareholders or owners of all constituent entities as required by the applicable laws of their respective domiciles. The Committee shall advise each Awardee in writing of the manner and terms under which such fully vested Awards shall be exercised, if applicable.

(b) Change in Control. Anything contained herein to the contrary notwithstanding, (1) an Awardee shall become fully (100 percent) vested in each of his or her Awards upon the occurrence of a Change in Control (as defined below) or a threatened Change in Control (as determined by the Committee in its sole discretion); and (2) no Award held by an Awardee at the time a Change in Control or threatened Change in Control occurs or at any time thereafter shall terminate for any reason before the end of the Award’s express term. For purposes of this section, “Change in Control” means one or more of the following events:

(i) Any person within the meaning of Section 13(d) and 14(d) of the Exchange Act, other than the Company (including its Subsidiaries, directors or executive officers) has become the beneficial owner, within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 50 percent or more of the combined voting power of the Company’s then outstanding Common Stock and any other class or classes of the Company’s outstanding securities ordinarily entitled to vote in elections of directors (collectively, “Voting Securities”) (other than through the purchase of Voting Securities from the Company); or

(ii) Shares representing 50 percent or more of the combined voting power of the Company’s Voting Securities are purchased pursuant to a tender offer or exchange offer (other than an offer by the Company or its subsidiaries or affiliates); or

(iii) As a result of, or in connection with, any reorganization, tender offer or exchange offer, merger or other business combination, sale of assets, actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual

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or threatened solicitation of proxies or consents by or on behalf of a person (within the meaning of Section 14d of the Exchange Act) other than the Board, or any combination of the foregoing transactions (a “Transaction”), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board of the Company or of any successor to the Company; or

(iv) Following the effective date of the Plan, the Company is merged or consolidated with another corporation and as a result of such merger or consolidation less than 50 percent of the outstanding Voting Securities of the surviving or resulting corporation shall then be owned in the aggregate by the former shareholders of the Company; or

(v) The Company transfers more than 50 percent of its assets, or the last of a series of transfers results in the transfer of more than 50 percent of the assets of the Company, to another entity that is not wholly-owned by the Company. For purposes of this subsection (v), the determination of what constitutes a transfer and what constitutes over 50 percent of the assets of the Company shall be made by the Committee, as constituted immediately prior to the events that would constitute a Change in Control if 50 percent of the Company’s assets were transferred in connection with such events, in its sole discretion.

(vi) During any two consecutive years, individuals who, at the beginning of such period constituted the entire Board, ceased to constitute a majority of the Directors, unless the election of each was approved by at least two-thirds of the Directors still in office who were Directors at the beginning of the period.

1.13 Written Notice Required. Any Option or Stock Appreciation Right shall be deemed to be exercised for purposes of the Plan when written notice of exercise has been received by the Company at its principal office from the person entitled to exercise the Option or Stock Appreciation Right and payment for the Plan Shares with respect to which the Option is exercised (if applicable) has been received by the Company in accordance with Section 1.11.

1.14 Compliance with Securities Laws. Plan Shares shall not be issued with respect to any Award unless the issuance and delivery of the Plan Shares (and the exercise of an Option or Stock Appreciation Right, if applicable) shall comply with all relevant provisions of state and federal law (including without limitation (i) the Securities Act and the rules and regulations promulgated thereunder and (ii) the requirements of any stock exchange upon which the Plan Shares may then be listed) and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may also require an Awardee to furnish evidence satisfactory to the Company, including without limitation a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the Plan Shares are being acquired only for investment and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Awardee shall consent to the imposition of a legend on the certificate representing the Plan Shares issued pursuant to an Award, restricting their transfer as required by law or this section.

1.15 Employment or Service of Awardee. Nothing in the Plan or in any Award shall confer upon any Employee any right to continued employment by the Company or any of its Subsidiaries or limit in any way the right of the Company or any Subsidiary at any time to terminate or alter the terms of that employment. Nothing in the Plan or in any Award shall confer upon any Director any right to continued service as a Director of the Company or any of its Subsidiaries or limit in any way the right of the Company or any Subsidiary at any time to terminate or alter the terms of that service.

1.16 Rights of Awardees Upon Termination of Employment or Service. The provisions in this Section 1.16 shall be subject to the provisions of Sections 6.1 and 8.1 the provisions of any Award Agreement. In the event an Awardee ceases to be an Employee or Director, or for any reason other than death, Retirement, Permanent Disability, or Cause or pursuant to a right of termination under an Employee’s employment agreement with the Company, (i) the Committee shall have the ability to accelerate the vesting of the Awardee’s Awards, in its sole

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discretion, and (ii) any Option or Stock Appreciation Right held by such Awardee shall be exercisable (to the extent exercisable on the date of termination of employment or rendition of services, or, if the vesting of such Option or Stock Appreciation Right has been accelerated, to the extent exercisable following such acceleration) at any time within three months after the date of termination of employment or rendition of services, unless by its terms the Option or Stock Appreciation Right expires earlier or unless, with respect to a Nonqualified Stock Option or Stock Appreciation Right, the Committee agrees, in its sole discretion, to extend its term further; provided, however, that the term of any such Option or Stock Appreciation Right shall not be extended beyond its initial term. In the event an Awardee ceases to serve as an Employee or Director due to death, Permanent Disability, Retirement, or Cause or pursuant to a right of termination under an Employee’s employment agreement with the Company, (i) the Committee shall have the ability to accelerate the vesting of the Awardee’s Awards, in its sole discretion, and (ii) the Awardee’s Options or Stock Appreciation Right may be exercised as follows:

(a) Death. Except as otherwise limited by the Committee at the time of the grant of an Option or Stock Appreciation Right, if an Awardee dies while serving as an Employee or Director or within three months after ceasing to be an Employee or Director, his Options and/or Stock Appreciation Rights shall become fully (100 percent) vested on the date of his death and shall expire twelve months thereafter, unless by their terms they expire sooner or unless, with respect to a Nonqualified Stock Option or Stock Appreciation Right, the Committee agrees, in its sole discretion, to extend its term further; provided, however, that the term of any such Nonqualified Stock Option shall not be extended beyond its initial term. During such period, the Option or Stock Appreciation Right may be fully exercised, to the extent that it remains unexercised on the date of death, by the Awardee’s personal representative or by the distributees to whom the Awardee’s rights under the Option or Stock Appreciation Right pass by will or by the laws of descent and distribution.

(b) Retirement. If an Awardee ceases to serve as an Employee or Director as a result of Retirement, (i) the Committee shall have the ability to accelerate the vesting of the Awardee’s Awards, in its sole discretion, and (ii) the Awardee’s Options and/or Stock Appreciation Rights shall be exercisable (to the extent exercisable on the effective date of such Retirement or, if the vesting of such Options and/or Stock Appreciation Rights has been accelerated, to the extent exercisable following such acceleration) only at any time within three months after the effective date of such Retirement, unless by their terms the Options and/or Stock Appreciation Rights expire earlier or unless, with respect to a Nonqualified Stock Option or Stock Appreciation Right, the Committee agrees, in its sole discretion, to extend its term further; provided that the term of any such Option or Stock Appreciation Right shall not be extended beyond its initial term.

(c) Disability. If an Awardee ceases to serve as an Employee or Director as a result of Permanent Disability, the Awardee’s Awards shall become fully (100 percent) vested and shall expire twelve months thereafter, unless by their terms they expire sooner or, unless, with respect to a Nonqualified Stock Option or Stock Appreciation Right, the Committee agrees, in its sole discretion, to extend its term; provided, however, that the term of any such Option or Stock Appreciation Right shall not be extended beyond its initial term.

(d) Cause. If an Awardee ceases to be employed by the Company or a Subsidiary or ceases to serve as a Director because the Awardee’s employment or service relationship with the Company or a Subsidiary is terminated for Cause, the Awardee’s Awards (other than Restricted Stock or Stock Unit Award that has already vested), and any rights related thereto, shall automatically expire on the date of such termination. If any facts that would constitute Cause for termination or removal of an Awardee are discovered after the Awardee’s employment or service relationship with the Company has ended, any Awards then held by the Awardee (other than Restricted Stock or Stock Unit Award that has already vested) may be immediately terminated by the Committee. Notwithstanding the foregoing, if an Awardee is an Employee employed pursuant to a written employment agreement with the Company or a Subsidiary, the Awardee’s relationship with the Company or a Subsidiary shall be deemed terminated for Cause for purposes of the Plan only if the Awardee is considered under the circumstances to have been terminated “for cause” for purposes of such written agreement or the Awardee voluntarily ceases to be an Employee in breach of his employment agreement with the Company or a Subsidiary.

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(e) Notice. If an Awardee’s employment agreement with the Company or an Affiliate is terminated by either the Company, an Affiliate, or the Awardee by providing a required or permitted notice of termination thereunder, the Awards that are exercisable as of the date of termination shall remain exercisable for a period of twelve months (three months if Incentive Stock Options) after the date of termination and shall expire at the end of such twelve-month period (three-month period if Incentive Stock Options).

1.17 Transferability of Awards. Except as may be agreed upon by the Committee in accordance with this section, Awards (other than Restricted Stock or Stock Unit Award that has fully vested) shall not be transferable other than by will or the laws of descent and distribution or, with respect to Nonqualified Stock Options or Stock Appreciation Rights, pursuant to the terms of a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder. Incentive Stock Options may be exercised during the lifetime of an Optionee only by that Optionee or by his legally authorized representative. The designation by an Awardee of a beneficiary shall not constitute a transfer of the Award. The Committee may, in its discretion, provide in an Award Agreement that Nonqualified Stock Options or Stock Appreciation Rights may be transferred to members of the Awardee’s immediate family, trusts for the benefit of the Awardee and/or such immediate family members, and partnerships in which the Awardee and/or such immediate family members are the only partners, provided that there is no consideration for the transfer.

1.18 Information to Awardees. The Company shall furnish to each Awardee a copy of the annual report, proxy statements and all other reports sent to the Company’s shareholders, unless the Awardee otherwise receives the same as a shareholder of the Company. Upon written request, the Company shall furnish to each Awardee a copy of its most recent Annual Report or Form 10-K and each quarterly report to shareholders issued since the end of the Company’s most recent fiscal year.

ARTICLE II

ADMINISTRATION

2.1 Committee. The Plan shall be administered by the Compensation Committee of the Board of Directors consisting of not fewer than two members of the Board. The Committee shall be appointed by the Board. Each member of the Committee shall satisfy the independence requirements of the New York Stock Exchange and shall meet the definition of “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and “outside director” within the meaning of Section 162(m) of the Code and the regulations issued pursuant thereto. Subject to the provisions of the Plan, the Committee shall have the sole discretion and authority to determine from time to time the persons to whom Awards shall be granted and the number of Plan Shares subject to each Award, to interpret the Plan, to prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, to determine and interpret the details and provisions of each Award Agreement, to modify or amend any Award Agreement or waive any conditions or restrictions applicable to any Award (or the exercise thereof), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final and binding upon all persons having an interest in the Plan.

2.2 Awards under the Plan. Awards under the Plan may be granted as Options, Stock Appreciation Rights, Restricted Stock, Stock Unit Awards or Performance Awards, as described herein. Awards may be granted separately, in combination or in tandem as determined by the Committee in its sole discretion.

2.3 Action by the Committee. Action by the Committee shall be taken in accordance with the Committee’s Charter as currently in effect, and as may be amended from time to time.

2.4 Company Assistance. The Company shall supply full and timely information to the Committee on all matters relating to Employees and Directors, their employment, death, Retirement, Permanent Disability, or other termination of employment or service, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

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2.5 Exculpation of Committee. No member of the Committee shall be personally liable for, and the Company shall indemnify all members of the Committee and hold them harmless against, any claims resulting directly or indirectly from any action or inaction by the Committee pursuant to the Plan, including without limitation any determination by the Committee regarding whether a Change in Control (within the meaning of Section 1.12) is threatened and any failure by the Committee to consider such a determination.

ARTICLE III

INCENTIVE STOCK OPTIONS

3.1 Terms and Conditions. The terms and conditions of Options granted under this Article may differ from one another as the Committee shall, in its discretion, determine, as long as all Options granted under this Article satisfy the requirements of this Article. However, in the absence of a determination by the Committee to the contrary, the right to exercise Options granted under this Article shall vest 20% on the date of the Award and 20% on each of the first four anniversaries of that date.

3.2 Duration of Options. Each Option granted pursuant to this Article and all rights thereunder shall expire on the date determined by the Committee, but in no event shall any Option granted under this Article expire earlier than one year or later than ten years after the date on which the Option is granted; and in no event shall any Option granted under this Article to an individual who, at the time the Option is granted, owns shares of stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary or affiliate thereof within the meaning of Section 422 of the Code expire later than five years after the date on which the Option is granted. In addition, each Option shall be subject to early termination as provided elsewhere in the Plan.

3.3 Purchase Price. The purchase price for Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article shall not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option; provided, however, in the event of the grant of any Option to an individual who, at the time the Option is granted, owns shares of stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary or affiliate thereof within the meaning of Section 422 of the Code, the purchase price for the Plan Shares subject to that Option must be at least 110 percent of the Fair Market Value of those Plan Shares at the time the Option is granted.

3.4 Maximum Amount of Options First Exercisable in Any Calendar Year. The aggregate Fair Market Value of Plan Shares (determined at the time the Option is granted) with respect to which Options issued under this Article are exercisable for the first time by any Employee during any calendar year under all incentive stock option plans of the Company and its Subsidiaries and affiliates shall not exceed $100,000. Any portion of an Option granted under the Plan in excess of the foregoing limit shall be considered granted pursuant to Article IV.

3.5 Individual Option Agreements. Each Employee receiving Options pursuant to this Article shall be required to enter into a written Option Agreement with the Company, the terms of which may differ from Option Agreements entered into by other Optionees. In such Option Agreement, the Employee shall agree to be bound by the terms and conditions of the Plan, the Options granted pursuant thereto, and such other matters as the Committee deems appropriate.

3.6 Persons Eligible. Each Employee of the Company or any of its Subsidiaries shall be eligible to receive a grant of Incentive Stock Options.

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ARTICLE IV

NONQUALIFIED STOCK OPTIONS

4.1 Option Terms and Conditions. The terms and conditions of Options granted under this Article may differ from one another as the Committee shall, in its discretion, determine as long as all Options granted under this Article satisfy the requirements of this Article. However, in the absence of a determination by the Committee to the contrary, the right to exercise Options granted under this Article shall vest 20% on the date of the Award and 20% on each of the first four anniversaries of that date.

4.2 Duration of Options. Each Option granted pursuant to this Article and all rights thereunder shall expire on the date determined by the Committee, but in no event shall any Option granted under this Article expire later than ten years after the date on which the Option is granted. In addition, each Option shall be subject to early termination as provided elsewhere in the Plan.

4.3 Purchase Price. The purchase price for the Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article shall not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option.

4.4 Individual Option Agreements. Each Optionee receiving Options pursuant to this Article shall be required to enter a written Option Agreement with the Company, the terms of which may differ from Option Agreements entered into by other Optionees. In such Option Agreement, the Optionee shall agree to be bound by the terms and conditions of the Plan, the Options granted pursuant thereto, and such other matters as the Committee deems appropriate.

4.5 Persons Eligible. Each Employee and Director of the Company or any of its Affiliates shall be eligible to receive a grant of Nonqualified Stock Options.

ARTICLE V

STOCK APPRECIATION RIGHTS

5.1 Terms and Conditions. The terms and conditions of Stock Appreciation Rights granted under this Article may differ from one another as the Committee shall, in its discretion, determine, as long as all Stock Appreciation Rights granted under this Article satisfy the requirements of this Article. Notwithstanding anything herein or in any Award Agreement to the contrary, no participant in the Plan who is subject to United States federal income tax shall be awarded a Stock Appreciation Right unless the Committee determines that such Stock Appreciation Right does not provide for the deferral of compensation within the meaning of Section 409A of the Code.

5.2 Duration of Stock Appreciation Rights. Each Stock Appreciation Right granted pursuant to this Article and all rights related thereto shall expire on the date determined by the Committee, but in no event shall any Stock Appreciation Right granted under this Article expire later than ten years after the date on which the Stock Appreciation Right is granted. In addition, each Stock Appreciation Right shall be subject to early termination as provided elsewhere in the Plan.

5.3 Payment Upon Exercise. A Stock Appreciation Right represents the right to receive payment in cash, Common Stock or a combination of cash and Common Stock in an amount equal to the excess of the fair market value of a specified number of shares of Common Stock at the time the Stock Appreciation Right is exercised over the exercise price of such Stock Appreciation Right which shall be no less than 100% of the Fair Market Value of the same number of shares at the time the Stock Appreciation Right was granted. Solely for purposes of this Section 5.3, Fair Market Value may be based on the average reported sales prices for Common Stock over a period determined by the Committee or the reported sales price on the specified date, as determined by the Committee.

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5.4 Individual Stock Appreciation Rights Agreements. Each Awardee receiving Stock Appreciation Rights pursuant to this Article shall be required to enter a written Stock Appreciation Rights Agreement with the Company, the terms of which may differ from Stock Appreciation Rights Agreements entered into by other Awardees. In such Stock Appreciation Rights Agreement, the Awardee shall agree to be bound by the terms and conditions of the Plan, the Stock Appreciation Rights granted pursuant thereto, and such other matters as the Committee deems appropriate.

5.5 Persons Eligible. Each Employee and Director of the Company or any of its Affiliates shall be eligible to receive a grant of Stock Appreciation Rights.

ARTICLE VI

RESTRICTED STOCK

6.1 Terms and Conditions. Each grant of Restricted Stock shall confer upon the Awardee thereof the right to receive a specified number of Plan Shares in accordance with the terms and conditions of a Restricted Stock Agreement as set forth in Section 6.2. The general terms and conditions of the Restricted Stock grants shall be as follows:

(a) Restrictions. Any Plan Shares awarded under this Article shall be restricted for a period of time to be determined by the Committee at the time of the award, which period shall be not more than 10 years. The restrictions shall prohibit the sale, assignment, transfer, pledge, or other encumbrance of the Plan Shares and will provide for possible reversion thereof to the Company in accordance with paragraph (b) during the period of restriction.

(b) Forfeiture Upon Termination of Employment. All Restricted Stock awarded under this Article shall be forfeited and returned to the Company in the event the Awardee ceases to be an Employee or Director of the Company or one of its subsidiaries or affiliates prior to the expiration of the period of restriction, unless the Awardee’s termination of employment or service is due to his death, Permanent Disability, or Retirement, or termination without Cause, or constructive termination after a Change in Control. Whether or not an Awardee’s Retirement or Permanent Disability has occurred will be determined by the Committee in its sole discretion.

(c) Lapse of Restrictions Upon Death or Disability. In the event of an Awardee’s death or Permanent Disability, or termination without cause, or constructive termination after a Change in Control, the restrictions under paragraph (a) will lapse with respect to all Restricted Stock awarded to the Awardee under this Article prior to any such event, and the Plan Shares involved shall cease to be Restricted Stock within the meaning of this Article and shall no longer be subject to forfeiture to the Company pursuant to paragraph (b).

(d) Effect of Retirement. In the event of an Awardee’s Retirement, the restrictions under paragraph (a) shall continue to apply as though the Awardee were still an Employee or Director unless the Committee shortens the restriction period.

(e) Certificates. Plan Share certificates issued with respect to awards of Restricted Stock shall be registered in the name of the Awardee but shall be delivered by him to the Company together with a stock power endorsed in blank. Each such certificate shall bear the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE, RESTRICTIONS ON TRANSFER, AND CERTAIN OTHER TERMS AND CONDITIONS SET FORTH IN THE AZZ incorporated 2005 LONG-TERM INCENTIVE PLAN AND THE RESTRICTED STOCK AGREEMENT BETWEEN THE REGISTERED OWNER OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND AZZ incorporated, ENTERED PURSUANT TO SUCH PLAN.”

(f) Lapse of Restriction Period. Upon the lapse of a restriction period as determined pursuant to paragraph (a), the Company will return the stock certificates representing the Plan Shares with respect to

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which the restriction has lapsed to the Awardee or his legal representative and pursuant to the instruction of the Awardee or his legally authorized representative will issue a certificate for such Plan Shares which does not bear the legend set forth in paragraph (e).

(g) Restrictions on Corresponding Securities and Assets. Any other securities or assets (other than ordinary cash dividends) that are received by an Awardee with respect to Restricted Stock awarded to him, which is still subject to restrictions provided for in paragraph (a), will be subject to the same restrictions and shall be delivered by the Awardee to the Company as provided in paragraph (e).

(h) Rights in Restricted Stock. From the time of grant of the Restricted Stock, the Awardee shall be entitled to exercise all voting rights attributable to the Restricted Stock, subject to forfeiture of such voting rights and the Restricted Stock as provided in paragraph (b).

6.2 Individual Restricted Stock Agreements. Each Awardee of Restricted Stock shall be required to enter a written Restricted Stock Agreement with the Company, the terms of which may differ from Restricted Stock Agreements entered into by other Awardees, as a precondition to receiving the award. In such Restricted Stock Agreement, the Awardee shall agree to be bound by the terms and conditions of the Plan, the awards made pursuant hereto, and such other matters as the Committee deems appropriate.

6.3 Persons Eligible. Each Employee and Director of the Company or any of its Affiliates shall be eligible to receive a grant of Restricted Stock.

ARTICLE VII

STOCK UNIT AWARDS

7.1 Terms and Conditions. The terms and conditions of Stock Unit Awards granted under this Article may differ from one another as the Committee shall, in its discretion, determine, as long as all Stock Unit Awards granted under this Article satisfy the requirements of this Article. However, in the absence of a determination by the Committee to the contrary, the right to exercise Stock Unit Awards granted under this Article shall vest 20% on the date of the Award and 20% on each of the first four anniversaries of that date.

7.2 Settlement of Stock Unit Awards. A Stock Unit Award is an Award denominated in shares of Common Stock that may be settled either in shares of Common Stock or in cash, in the discretion of the Committee. Notwithstanding anything herein or in any Award Agreement to the contrary, no participant in the Plan who is subject to United States federal income tax shall be awarded a Stock Unit Award unless the Committee determines that such Stock Unit Award does not provide for the deferral of compensation within the meaning of Section 409A of the Code.

7.3 Individual Stock Unit Award Agreements. Each Awardee receiving a Stock Unit Award pursuant to this Article shall be required to enter a written Stock Unit Award Agreement with the Company, the terms of which may differ from Stock Unit Award Agreements entered into by other Awardees. In such Stock Unit Award Agreement, the Awardee shall agree to be bound by the terms and conditions of the Plan, the Stock Unit Award granted pursuant thereto, and such other matters as the Committee deems appropriate.

7.4 Persons Eligible. Each Employee and Director of the Company or any of its Affiliates shall be eligible to receive a grant of Stock Unit Awards.

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ARTICLE VIII

PERFORMANCE AWARDS

8.1 Terms and Conditions. The terms and conditions of Performance Awards granted under this Article may differ from one another as the Committee shall, in its discretion, determine, as long as all Performance Awards granted under this Article satisfy the requirements of this Article. A Performance Award may consist of either or both, as the Committee may determine, (i) “Performance Shares” or the right to receive shares of Common Stock, Restricted Stock or cash of an equivalent value, or any combination thereof as the Committee may determine, or (ii) “Performance Units,” or the right to receive a fixed dollar amount payable in cash, shares of Common Stock, Restricted Stock or any combination thereof, as the Committee may determine. The Committee may grant Performance Awards to any Awardee for no cash consideration, for such minimum consideration as may be required by applicable law or for such other consideration as may be specified at the time of the grant. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the performance criteria to be achieved during a performance period, the criteria used to determine vesting (including the acceleration thereof), whether Performance Awards are forfeited or vest upon termination of employment or service during a performance period and the maximum or minimum settlement values. Each Performance Award shall have its own terms and conditions, which shall be determined at the discretion of the Committee. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period. Performance Awards may be valued by reference to the Fair Market Value of a share of common stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of specific financial, production, sales, cost or earnings performance objectives that the Committee believes to be relevant to the Company’s business and for remaining in the employ or active service of the Company for a specified period of time, or the Company’s performance or the performance of its shares of Common Stock measured against the performance of the market, the Company’s industry segment or its direct competitors. Notwithstanding anything herein or in any Award Agreement to the contrary, no participant in the Plan who is subject to United States federal income tax shall be awarded a Performance Award unless the Committee determines that such Performance Award does not provide for the deferral of compensation within the meaning of Section 409A of the Code.

8.2 Settlement of Performance Awards. Performance Awards may be paid in cash, shares of Common Stock (including Restricted Stock) or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of the shares of Common Stock may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective, all at the Committee’s discretion. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

8.3 Individual Performance Award Agreements. Each Awardee of a Performance Award pursuant to this Article shall be required to enter a written Performance Award Agreement with the Company, the terms of which may differ from Performance Award Agreements entered into by other Awardees. In such Performance Award Agreement, the Awardee shall agree to be bound by the terms and conditions of the Plan, the Performance Award granted pursuant thereto, and such other matters as the Committee deems appropriate.

8.4 Persons Eligible. Each Employee and Director of the Company or any of its Affiliates shall be eligible to receive a Performance Award.

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ARTICLE IX

TERMINATION, AMENDMENT AND ADJUSTMENT

9.1 Termination and Amendment. The Plan shall terminate on the date that is one day prior to the tenth anniversary of the Effective Date. No Award shall be granted under the Plan after that date of termination. Subject to the limitations contained in this Section, the Committee may at any time amend or revise the terms of the Plan, including the form and substance of the Award Agreements to be used in connection herewith; provided that no amendment or revision may be made without the approval of the shareholders of the Company if such approval is required under the Code, Rule 16b-3, or any other applicable law or rule. No amendment, suspension, or termination of the Plan shall, without the consent of the individual who has received an Award hereunder, alter or impair any of that individual’s rights or obligations under any Award granted prior to that amendment, suspension, or termination. Notwithstanding any provision in this plan to the contrary, no option or stock appreciation right may be amended to reduce the price per share of the shares subject to such option or the exercise price of such stock appreciation right, as applicable, below the option price or exercise price as of the date the option or stock appreciation right is granted. In addition, no option or stock appreciation rights may be granted in exchange for, or in connection with, the cancellation or surrender of an option, stock appreciation right or other award having a higher option or exercise price.

9.2 Adjustments. If the outstanding Common Stock is increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split, or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of Plan Shares as to which Awards may be granted under the Plan. A corresponding adjustment changing the number or kind of shares allocated to outstanding Awards, or portions thereof granted prior to any such change also shall be made. Any such adjustment in outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Options but with a corresponding adjustment in the price for each share covered by the Options. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.

ARTICLE X

MISCELLANEOUS

10.1 Other Compensation Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Affiliate of the Company, nor shall the Plan preclude the Company or any Affiliate thereof from establishing any other forms of incentive or other compensation plans.

10.2 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company and any Subsidiary or affiliate of the Company that adopts the Plan.

10.3 Number and Gender. Whenever used herein, nouns in the singular shall include the plural where appropriate, and the masculine pronoun shall include the feminine gender.

10.4 Headings. Headings of articles and sections hereof are inserted for convenience of reference and constitute no part of the Plan.

10.5 Governing Law. The Plan shall be construed and governed in accordance with the laws of the State of Texas.

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ARTICLE XI

CODE SECTION 162(M) LIMITATIONS

11.1 Applicability. The provisions of this Article XI apply, to the extent specified in the applicable Award Agreement, to Awards granted to “covered individuals” within the meaning of Code Section 162(m) and to individuals who the Committee determines may be “covered individuals” at the time of payment of an Award. In the event of any inconsistencies between this Article XI and the other Plan provisions, the provisions of this Article XI shall control.

11.2 Establishment of Performance Goals. Awards, other than Options and Stock Appreciation Rights, shall be based on the attainment of certain performance goals. No later than the earlier of (i) ninety (90) days after the commencement of the applicable fiscal year or such other award period as may be established by the Committee (“Award Period”) and (ii) the completion of twenty-five percent (25%) of such Award Period, the Committee shall establish, in writing, the performance goals applicable to each such Award. At the time the performance goals are established by the Committee, their outcome must be substantially uncertain. In addition, the performance goal must state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the Awardee if the goal is obtained. Such formula or standard shall be sufficiently objective so that a third party with knowledge of the relevant performance results could calculate the amount to be paid to the subject Awardee. The material terms of the performance goals for Awardees and the compensation payable thereunder shall be submitted to the Shareholders for their review and approval if and to the extent required for such compensation to be deductible pursuant to Section 162(m) (or any successor thereto) of the Code, and the Treasury Regulations thereunder. Shareholder approval, if necessary, shall be obtained for such performance goals prior to any Award being paid to such Awardee. If Shareholder approval is required and the Shareholders do not approve such performance goals, no amount shall be paid to such Awardee for such applicable Award Period under the Plan. The disclosure of the “material terms” of a performance goal and the compensation payable thereunder shall be determined under the guidelines set forth under Section 162(m) of the Code, and the Treasury Regulations thereunder.

11.3 Components of Awards. Each Award to an Awardee, other than Options and Stock Appreciation Rights, shall be based on performance goals that are sufficiently objective so that a third party having knowledge of the relevant facts could determine whether the goal was met. Except as provided in Section 11.8 hereof, performance measures that may serve as determinants of Awards shall be limited to the following measures: [earnings per share; return on assets; return on equity; return on capital; net profit after taxes; net profit before taxes; economic value added; operating profits; stock price; market share; and sales or expenses.] Within ninety (90) days following the end of each Award Period, the Committee shall certify in writing that the performance goals, and any other material terms were satisfied. Thereafter, Awards shall be made for each Awardee as determined by the Committee. The Awards may not vary from the pre-established amount based on the level of achievement.

11.4 No Mid-Year Change in Awards. Except as provided in Sections 11.8 and 11.9 hereof, each Award, other than Options and Stock Appreciation Rights, shall be based exclusively on the performance measures established by the Committee pursuant to Sections 11.2 and 11.3.

11.5 No Partial Award Period Participation. An Awardee who becomes eligible to participate in the Plan after performance goals have been established in an Award Period pursuant to Sections 11.2 and 11.3 may not participate in the Plan prior to the next succeeding Award Period, except with respect to Awards that are Options or Stock Appreciation Rights.

11.6 Performance Goals. Except as provided in Section 11.8 hereof, performance goals shall not be changed following their establishment, and Awardees shall not receive any payout, except with respect to Awards that are Options or Stock Appreciation Rights, when the minimum performance goals are not met or exceeded.

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11.7 Individual Performance and Discretionary Adjustments. Except as provided in Section 11.8 hereof, subjective evaluations of individual performance of the Awardees shall not be reflected in their Awards, other than Awards that are Options or Stock Appreciation Rights. The payment of such Awards shall be entirely dependent upon the attainment of the pre-established performance goals.

11.8 Amendments. No amendment of the Plan with respect to any Awardee may be made that would (i) increase the maximum amount that can be paid to any one Optionee under the Plan, (ii) change the specified performance goal for payment of Awards, or (iii) modify the requirements as to eligibility for participation in the Plan, unless the Shareholders have first approved such amendment in a manner that would permit the deduction under Section 162(m) of the Code of such payment in the fiscal year it is paid. The Committee may amend this Article XI and such other provisions as it deems appropriate, to cause amounts payable to Awardees to satisfy the requirements of Section 162(m) and the Treasury Regulations promulgated thereunder.

11.9 Stock Options and Stock Appreciation Rights; Maximum Amount of Compensation. Notwithstanding any provision of this Plan (including the provisions of this Article XI) to the contrary, the amount of compensation that an Awardee may receive with respect to Options and Stock Appreciation Rights that are granted hereunder shall be based solely on an increase in the value of the applicable shares of Common Stock after the date of grant of such Award. Thus, no Option may be granted hereunder to an Awardee with an exercise price less than the Fair Market Value of the subject shares of Common Stock on the date of grant. The maximum amount of compensation payable as an Award (other than an Award that is an Option or Stock Appreciation Right) to any Awardee during any calendar year may not exceed $1,000,000. Section 1.6 sets forth the maximum number of shares of Common Stock with respect to which Options or Stock Appreciation Rights may be granted to any Awardee during any calendar year.

ARTICLE XII

DEFINITIONS

As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

12.1 The term “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with such Person, including each Subsidiary, as defined below.

12.2 “Award” means the grant of an Option or Restricted Stock, Stock Appreciation Right, Stock Unit Award or Performance Award.

12.3 “Award Agreement” means an Option Agreement, Restricted Stock Agreement, Stock Appreciation Rights Agreement, Stock Unit Award Agreement or Performance Award Agreement.

12.4 “Award Period” has the meaning set forth in Section 11.2.

12.5 “Awardee” means the recipient of an Award.

12.6 “Board” means the Board of Directors of the Company.

12.7 “Cause” means conviction of a crime involving moral turpitude or a crime providing for a term of imprisonment in a federal or state penitentiary; commission of any willful malfeasance or gross negligence in the discharge of duties to the Company or any of its Affiliates having a material adverse effect on the Company or any of its affiliates, their business or reputations; or, failure to correct within five days after written notice, any specific failure in performance of the duties of the Person’s position with the Company.

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12.8 The term “Change in Control” has the meaning set forth in Section 1.12(b).

12.9 “Code” means the Internal Revenue Code of 1986, as amended.

12.10 “Committee” means the committee appointed in accordance with Section 2.1.

12.11 “Common Stock” means the Common Stock, par value $1.00 per share, of the Company or, in the event that the outstanding shares of such Common Stock are hereafter changed into or exchanged for shares of a different stock or security of the Company or some other corporation, such other stock or security.

12.12 “Company” means AZZ incorporated, a Texas corporation, or any successor resulting from a corporate reorganization of the Company.

12.13 “Director” means a member of the Board.

12.14 “Effective Date” means the date on which the Board approves the Plan.

12.15 “Employee,” as used with regard to any provision of the Plan relating to Incentive Stock Options, means an employee (within the meaning of Section 3401(c) of the Code and the regulations thereunder) of the Company or of any Affiliate of the Company that adopts the Plan, including Officers.

12.16 “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

12.17 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

12.18 “Fair Market Value” means such value as determined by the Committee on the basis of such factors as it deems appropriate; provided that if the Common Stock is traded on a national securities exchange or transactions in the Common Stock are quoted on the Nasdaq National Market System, such value as shall be determined by the Committee on the basis of the reported sales prices for the Common Stock on the date or dates for which such determination is relevant, as reported on the national securities exchange or the Nasdaq National Market System, as the case may be. If the Common Stock is not listed and traded upon a recognized securities exchange or on the Nasdaq National Market System, the Committee shall make a determination of Fair Market Value on a reasonable basis which may include the mean between the closing bid and asked quotations for such stock on the date for which such determination is relevant (as reported by a recognized stock quotation service) or, in the event that there shall be no bid or asked quotations on the date for which such determination is relevant, then on the basis of the mean between the closing bid and asked quotations on the date nearest preceding the date for which such determination is relevant for which such bid and asked quotations were available.

12.19 “Incentive Stock Option” means an Option granted pursuant to Article III.

12.20 “Nonqualified Stock Option” means an Option granted pursuant to Article IV.

12.21 “Officer” means an officer of the Company or any Subsidiary or Affiliate.

12.22 “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

12.23 “Optionee” means an Awardee to whom an Option has been granted hereunder.

12.24 “Option Agreement” means an agreement between the Company and an Optionee with respect to one or more Options.

12.25 “Performance Award” means an Award issued pursuant to Article VIII, either in the form of “Performance Shares” or “Performance Units” as those terms are defined in Section 8.1.

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12.26 “Performance Award Agreement” means an agreement between the Company and an Awardee with respect to a Performance Award.

12.27 “Permanent Disability” has the meaning provided for that term in Section 22(e)(3) of the Code.

12.28 “Person” means any individual, corporation, partnership, joint venture, trust, or unincorporated organization.

12.29 “Plan” means the AZZ incorporated Long-Term Incentive Plan, as set forth herein and as amended from time to time.

12.30 “Plan Shares” means shares of Common Stock issuable pursuant to the Plan.

12.31 “Restricted Stock” means stock issued pursuant to Article V.

12.32 “Restricted Stock Agreement” means an agreement between the Company and an Awardee with respect to Restricted Stock.

12.33 “Retirement” occurs when an Awardee terminates his employment or service relationship with the Company or a Subsidiary on or after the date he (a) turns 65 years old or (b) turns 55 years old and has completed ten years of service with the Company or a Subsidiary or Affiliate as otherwise determined by the Board.

12.34 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor rule.

12.35 “Securities Act” means the Securities Act of 1933, as amended.

12.36 “Shareholders” means the holders of Common Stock and/or, to the extent the context requires, other equity securities of the Company.

12.37 “Stock Appreciation Right” means a right granted pursuant to Article V.

12.38 “Stock Appreciation Rights Agreement” means an agreement between the Company and an Awardee with respect to Stock Appreciation Rights.

12.39 “Stock Unit Award” means an award granted pursuant to Article VII.

12.40 “Stock Unit Award Agreement” means an Agreement between the Company and an Awardee with respect to a Stock Unit Award.

12.41 “Subsidiary” means (i) any “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code, (ii) any other entity that is taxed as a corporation under Section 7701(a)(3) of the Code and is a member of the “affiliated group” as defined in Section 1504(a) of the Code, of which the Company is the common parent, and (iii) any other entity as may be permitted from time to time by the Code or by the Internal Revenue Service to be an employer of Employees to which Incentive Stock Options may be granted.

12.42 “Tax Date” means the date on which the amount of tax to be withheld is determined.

12.43 “Transaction” has the meaning set forth in Section 1.12(b)(iii).

12.44 “Treasury Regulations” means those regulations promulgated under and interpreting the Code.

12.45 The term “Voting Securities” has the meaning set forth in Section 1.12(b)(i).

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2005 Annual Meeting of Shareholders

10:00 a.m., July 12, 2005

City Club, D.R. Horton Tower

President’s Room

301 Commerce Street

Fort Worth, Texas

AZZ incorporated

` Mark this box with an X if you have made

changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

For

Withhold

01 - Martin C. Bowen   `    `

02 - Sam Rosen  `    `

03 - Kevern R. Joyce  `    `

B Issues

The Board of Directors recommends a vote FOR the following proposals.

2. Approval of AZZ incorporated 2005 Long Term Incentive Plan.

For

Against

Abstain

`  `  `

3. Ratification of the appointment of Ernst & Young LLP as independent auditors.

For

Against

Abstain

`  `  `

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and of the Proxy Statement.

Please sign exactly as your name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name.

Signature 1 - Please keep signature within the box

Signature 2 - Please keep signature within the box

Date (mm/dd/yyyy)

Proxy - AZZ incorporated

This Proxy is solicited on behalf of the Board of Directors

for the Annual Meeting of Shareholders to be held on July 12, 2005

The undersigned, having received the Notice and accompanying Proxy Statement and revoking all prior proxies, hereby appoints H. Kirk Downey and David H. Dingus and each of them with full power of substitution in each, proxies to vote at the Annual Meeting of Shareholders to be held on July 12, 2005, at 10:00 a.m. in Fort Worth, Texas, or at any adjournment thereof, all shares of AZZ incorporated which the undersigned may be entitled to vote. Said proxies are authorized to vote as directed on the reverse side of this card. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR PROPOSAL 2, APPROVAL OF AZZ INCORPORATED 2005 LONG TERM INCENTIVE PLAN AND FOR PROPOSAL 3, RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE COMPANY.

The Board of Directors recommends a vote FOR the election of Directors, FOR proposal 2 and FOR proposal 3.

YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

(Continued and to be signed on reverse side.)